                                                                    Exhibit 10.3
                                                                  EXECUTION COPY


                               WINGFOOT A/R LLC,
                                   as Issuer

                      THE GOODYEAR TIRE & RUBBER COMPANY,
                              as Collection Agent

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                         CERTAIN CP CONDUIT PURCHASERS,

                               CERTAIN APA BANKS,

                             CERTAIN FUNDING AGENTS

                                      and

                           THE CHASE MANHATTAN BANK,
                              as Indenture Trustee





                       SERIES 2001-1 INDENTURE SUPPLEMENT

                           dated as of April 27, 2001

                                       to

                                 BASE INDENTURE

                           dated as of April 27, 2001


                                TABLE OF CONTENTS

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                                                                                                                Page
                                                                                                                ----

ARTICLE 1 DEFINITIONS.............................................................................................1

ARTICLE 2 PURCHASE AND SALE OF SERIES 2001-1 INVESTOR NOTES;  INCREASES AND DECREASES OF SERIES 2001-1
              INVESTED AMOUNT....................................................................................19

         SECTION 2.1. Purchases of the Series 2001-1 Investor Notes..............................................19
         SECTION 2.2. Delivery...................................................................................20
         SECTION 2.3. Procedure for Initial Issuance and for Increasing the Series 2001-1 Invested Amount........20
         SECTION 2.4. Sales by CP Conduit Purchasers of Series 2001-1 Investor Notes to APA Banks................22
         SECTION 2.5. Procedure for Decreasing the Series 2001-1 Invested Amount; Optional Termination...........22
         SECTION 2.6. Increases and Reductions of the Commitments; Extensions of the Commitments.................23
         SECTION 2.7. Interest; Fees.............................................................................25
         SECTION 2.8. Indemnification by the Issuer and the Collection Agent.....................................26
         SECTION 2.9. Funding Agents.............................................................................27

ARTICLE 3 ARTICLE V OF THE BASE INDENTURE........................................................................28

         Section 5A.1  Establishment of Series 2001-1 Subaccounts................................................28
         Section 5A.2  Allocations with Respect to the Series 2001-1 Investor Notes..............................29
         Section 5A.3.  Determination of Interest................................................................33
         Section 5A.4.  Monthly Application of Collections.......................................................33
         Section 5A.5  Payment of Monthly Interest Payment, Fees and Expenses....................................34
         Section 5A.6.  Determination of Principal Payment.......................................................35

ARTICLE 4 TERMINATION EVENTS.....................................................................................36


ARTICLE 5 OPTIONAL PREPAYMENT....................................................................................39


ARTICLE 6 COLLECTION AGENT FEE...................................................................................39

         SECTION 6.1. Collection Agent Fee.......................................................................39

ARTICLE 7 CHANGE IN CIRCUMSTANCES................................................................................39

         SECTION 7.1. Illegality.................................................................................39
         SECTION 7.2. Increased Costs............................................................................40
         SECTION 7.3. Taxes......................................................................................41
         SECTION 7.4. Break Funding Payments.....................................................................43
         SECTION 7.5. Alternate Rate of Interest.................................................................43
         SECTION 7.6. Mitigation Obligations.....................................................................44

ARTICLE 8 REPRESENTATIONS AND WARRANTIES, COVENANTS..............................................................44

         SECTION 8.1. Representations and Warranties of the Issuer and Goodyear..................................44
         SECTION 8.2. Covenants of the Issuer and Goodyear.......................................................45

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
         SECTION 8.3. Covenants of the Collection Agent..........................................................45
         SECTION 8.4. Obligations Unaffected.....................................................................46
         SECTION 8.5. Designation of Eligible Special Obligors and Additional Eligibility Criteria...............46

ARTICLE 9 CONDITIONS PRECEDENT...................................................................................47

         SECTION 9.1. Conditions Precedent to Effectiveness of Indenture Supplement..............................47

ARTICLE 10 THE ADMINISTRATIVE AGENT..............................................................................51

         SECTION 10.1. Appointment...............................................................................51
         SECTION 10.2. Delegation of Duties......................................................................51
         SECTION 10.3. Exculpatory Provisions....................................................................51
         SECTION 10.4. Reliance by Administrative Agent..........................................................52
         SECTION 10.5. Notice of Collection Agent Termination Event or Termination Event
                       or Potential Termination Event........................................................... 52
         SECTION 10.6. Non-Reliance on the Administrative Agent and Other Purchasers.............................53
         SECTION 10.7. Indemnification...........................................................................53
         SECTION 10.8. The Administrative Agent in Its Individual Capacity.......................................54
         SECTION 10.9. Resignation of Administrative Agent; Successor Administrative Agent.......................54

ARTICLE 11 MISCELLANEOUS.........................................................................................55

         SECTION 11.1. Ratification of Indenture.................................................................55
         SECTION 11.2. Governing Law.............................................................................55
         SECTION 11.3. Further Assurances........................................................................55
         SECTION 11.4. Payments..................................................................................55
         SECTION 11.5. Costs and Expenses........................................................................55
         SECTION 11.6. No Waiver; Cumulative Remedies............................................................55
         SECTION 11.7. Amendments................................................................................56
         SECTION 11.8. Severability..............................................................................57
         SECTION 11.9. Notices...................................................................................57
         SECTION 11.10. Successors and Assigns...................................................................57
         SECTION 11.11. Securities Laws..........................................................................59
         SECTION 11.12. Adjustments; Set-off.....................................................................60
         SECTION 11.13. Counterparts.............................................................................60
         SECTION 11.14. No Bankruptcy Petition...................................................................60
         SECTION 11.15. Termination of this Indenture Supplement.................................................61
         SECTION 11.16. Limited Recourse.........................................................................61
         SECTION 11.17. Waiver of Setoff.........................................................................62
         SECTION 11.18. Conflict of Instructions.................................................................62
         SECTION 11.19. Chase Conflict Waiver....................................................................62
         SECTION 11.20. Submission to Jurisdiction; Waiver of Jury Trial.........................................62

SCHEDULES

Schedule I:                List of CP Conduit Purchasers

Schedule II:               Litigation



EXHIBITS
Exhibit A                  Form of Series 2001-1 Variable Funding Investor Note
Exhibit B:                 Increase Notice
Exhibit C:                 Monthly Settlement Statement
Exhibit D:                 Weekly Report
Exhibit E:                 UCC Certificate
Exhibit F:                 Form of Transfer Supplement
Exhibit G:                 Form of Purchaser Supplement

         SERIES 2001-1 SUPPLEMENT, dated as of April 27, 2001 (as amended, supplemented, restated or otherwise modified from time to time, this "INDENTURE SUPPLEMENT") among WINGFOOT A/R LLC, a special purpose limited liability company established under the laws of Delaware (the "ISSUER"), THE GOODYEAR TIRE & RUBBER COMPANY, as collection agent (in such capacity, the "COLLECTION AGENT"), the several commercial paper conduits listed on Schedule I and their respective permitted successors and assigns (the "CP CONDUIT PURCHASERS"; each, individually, a "CP CONDUIT PURCHASER"), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I and the other banks parties hereto pursuant to SECTION 11.10(C) (each an "APA BANK" with respect to such CP Conduit Purchaser), the agent bank set forth opposite the name of each CP Conduit Purchaser on Schedule I and its permitted successor and assign (the "FUNDING AGENT" with respect to such CP Conduit Purchaser), Chase, in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the "ADMINISTRATIVE AGENT"), and The Chase Manhattan Bank, in its capacity as Indenture Trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "INDENTURE TRUSTEE"), to the Base Indenture, dated as of April 27, 2001, between the Issuer and the Indenture Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Indenture Supplements creating new Series of Investor Notes, the "BASE INDENTURE").

                              PRELIMINARY STATEMENT
                              ---------------------

                  WHEREAS, SECTIONS 2.2 and 12.1 of the Base Indenture provide, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into an Indenture Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Investor Notes.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION
                                   -----------

                  There is hereby created a Series of Investor Notes to be issued pursuant to the Base Indenture and this Indenture Supplement and such Series of Investor Notes shall be designated generally as Floating Rate Asset Backed Variable Funding Investor Notes, Series 2001-1.

                  The proceeds from the sale of the Series 2001-1 Investor Notes (as defined herein) and the proceeds from any Increase (as defined herein) shall be deposited in the Series 2001-1 Collection Subaccount and shall be used by the Issuer to purchase Receivables from the Seller pursuant to the Receivables Purchase Agreement.

                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

                  (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as SCHEDULE 1 thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of this Indenture

Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2001-1 Investor Notes and not to any other Series of Investor Notes issued by the Issuer.

                  (b) The following words and phrases shall have the following meanings with respect to the Series 2001-1 Investor Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "ACCRUED EXPENSE AMOUNT" means, for each Business Day, the sum of (i) the Daily Interest Amount for such Business Day, (ii) the Daily Unused Fee Amount for such Business Day, (iii) the Daily Collection Agent Fee Amount for such Business Day and (vi) all Article 7 Costs which have accrued since the preceding Business Day.

                  "ACQUIRING APA BANK" is defined in SECTION 11.10(c).

                  "ACQUIRING PURCHASER" is defined in SECTION 11.10(e).

                  "ADDITIONAL CP CONDUIT PURCHASER" is defined in SECTION
         2.6(e).

                  "ADDITIONAL FUNDING AGENT" is defined in SECTION 2.6(e).

                  "ADDITIONAL INTEREST" is defined in SECTION 5A.3(b).

                  "ADJUSTED LIBO RATE" means, with respect to each day during each Eurodollar Period pertaining to a portion of the Purchaser Invested Amount with respect to any Purchaser allocated to a Eurodollar Tranche, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to the LIBO Rate for such Eurodollar Period multiplied by the Statutory Reserve Rate.

                  "AFFECTED PARTY" means any CP Conduit Purchaser and any Program Support Provider with respect to such CP Conduit Purchaser.

                  "AGGREGATE COMMITMENT AMOUNT" means, on any date of determination, the sum of the Commitment Amounts with respect to the APA Banks included in each Purchaser on such date.

                  "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day AND
         (b) the Federal Funds Effective Rate in effect on such day plus 1.5%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "AMORTIZATION PERIOD" means the period commencing on the Business Day following the earliest to occur of (i) the date on which the Expiry Date with respect to each Purchaser shall have occurred,
         (ii) the Optional Termination Date and (iii) the

         Prepayment Date and ending on the date when the Series 2001-1 Invested Amount shall have been reduced to zero and all accrued interest and other amounts owing on the Series 2001-1 Investor Notes and to the Administrative Agent, the CP Conduit Purchasers, the Funding Agents and the APA Banks shall have been paid in full.

                  "APA BANK" is defined in the recitals hereto.

                  "APA BANK FUNDED AMOUNT" means, with respect to any Purchaser for any day, the excess, if any, of the Purchaser Invested Amount with respect to such Purchaser over the CP Conduit Funded Amount for such day.

                  "APA BANK PERCENTAGE" means, with respect to any APA Bank, the percentage set forth opposite the name of such APA Bank on Schedule I.

                  "APPLICABLE MARGIN" means on any date of determination, (i) with respect to the Floating Tranche, (x) 0% per annum prior to the deemed or declared occurrence of a Termination Event or the occurrence and continuance of a Potential Termination Event and (y) 2% per annum after the deemed or declared occurrence of a Termination Event or after the occurrence and during the continuance of a Potential Termination Event and (ii) with respect to any Eurodollar Tranche, (x) the sum of 0.125% per annum plus the Applicable Used Fee on such date of determination prior to the deemed or declared occurrence of a Termination Event or the occurrence and continuance of a Potential Termination Event and (y) 4.00% per annum after the deemed or declared occurrence of a Termination Event or after the occurrence and during the continuance of a Potential Termination Event.

                  "APPLICABLE USED FEE" means on any date of determination, (a) during any period when the unsecured long-term debt of Goodyear is rated at least A by S&P and at least A2 by Moody's, 0.250% per annum;
         (b) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a) hereof and it is rated at least BBB+ by S&P and at least Baa1 by Moody's, 0.325%; (c) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a) or (b) hereof and it is rated at least BBB- by S&P and at least Baa3 by Moody's, 0.400%; (d) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a), (b) or (c) hereof and it is rated at least BB by S&P and at least Ba2 by Moody's; 0.500% and
         (e) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a), (b), (c) or (d), 4.00%; PROVIDED, HOWEVER, that on any date of determination after the deemed or declared occurrence of a Termination Event or after the occurrence and during the continuance of a Potential Termination Event, the Applicable Used Fee shall be 4.00%.

                  "ARTICLE 7 COSTS" means any amounts due pursuant to Article 7.

                  "ASSET PURCHASE AGREEMENT" means, with respect to any CP Conduit Purchaser, the asset purchase agreement, liquidity agreement or other agreement among such CP Conduit Purchaser, the Funding Agent with respect to such CP Conduit Purchaser and the

         APA Banks with respect to such CP Conduit Purchaser, as amended, modified or supplemented from time to time.

                  "AVAILABLE APA BANK FUNDING AMOUNT" means, with respect to any Purchaser for any Business Day, the sum of (i) the portion of such Purchaser's Commitment Percentage of the Series 2001-1 Initial Invested Amount not to be funded by such Purchaser by issuing Commercial Paper if such Business Day is the Series 2001-1 Initial Funding Date, (ii) the portion of the APA Bank Funded Amount with respect to such Purchaser not allocated to a Eurodollar Tranche on such Business Day,
         (iii) the portion of the APA Bank Funded Amount with respect to such Purchaser allocated to any Eurodollar Tranche the Eurodollar Period in respect of which expires on such Business Day and (iv) the portion of such Purchaser's Purchaser Increase Amount for such Business Day not to be funded by such Purchaser by issuing Commercial Paper.

                  "AVAILABLE CP FUNDING AMOUNT" means, with respect to any Purchaser for any Business Day, the sum of (i) the portion of such Purchaser's Commitment Percentage of the Series 2001-1 Initial Invested Amount to be funded by such Purchaser by issuing Commercial Paper if such Business Day is the Series 2001-1 Initial Funding Date, (ii) the portion of the CP Conduit Funded Amount with respect to such Purchaser allocated to any CP Tranche, the CP Rate Period in respect of which expires on such Business Day and (iii) the portion of such Purchaser's Purchaser Increase Amount for such Business Day to be funded by such Purchaser by issuing Commercial Paper.

                  "BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "CARRYING COST RESERVE" means, on any date of determination during a Reporting Period, the percentage equivalent of a fraction, the numerator of which is equal to the product of (i) two times DSO as of the last day of the Settlement Period immediately preceding the first day of such Reporting Period and (ii) the Alternate Base Rate in effect as of such date plus 2% and the denominator of which is 365.

                  "CHANGE IN LAW" means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2001-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case, whether foreign or domestic (each an "OFFICIAL BODY") charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2001-1 Closing Date.

                  "COLLECTION AGENT" is defined in the recitals hereto.

                  "COLLECTION AGENT FEE RESERVE" means , on any date of determination during a Reporting Period, the percentage equivalent of a fraction, the numerator of which is equal to the product of (i) two times DSO as of the last day of the Settlement Period immediately preceding the first day of such Reporting Period and (ii) the Collection Agent Fee Rate and the denominator of which is 360.

                  "COMMERCIAL PAPER" means, with respect to any CP Conduit Purchaser, the promissory notes issued by, or for the benefit of, such CP Conduit Purchaser in the commercial paper market.

                  "COMMITMENT" means, with respect to the APA Banks included in a Purchaser, the obligation of such APA Banks to purchase a Series 2001-1 Investor Note on the Series 2001-1 Initial Funding Date and, thereafter, to maintain and, subject to certain conditions, increase the Purchaser Invested Amount with respect to such Purchaser, in each case, in an amount up to the Maximum Purchaser Invested Amount with respect to such Purchaser.

                  "COMMITMENT AMOUNt" means, with respect to the APA Banks included in a Purchaser, an amount equal to 102% of the Maximum Purchaser Invested Amount with respect to such Purchaser.

                  "COMMITMENT PERCENTAGE" means, on any date of determination, with respect to any Purchaser, the ratio, expressed as a percentage, which such Purchaser's Maximum Purchaser Invested Amount bears to the Series 2001-1 Maximum Invested Amount on such date.

                  "CONDUIT ASSIGNEE" means, with respect to any CP Conduit Purchaser, any commercial paper conduit administered by the Funding Agent with respect to such CP Conduit Purchaser and designated by such Funding Agent to accept an assignment from such CP Conduit Purchaser of the Purchaser Invested Amount with respect to such CP Conduit Purchaser pursuant to SECTION 11.10(b).

                  "CP CONDUIT FUNDED AMOUNT" means, with respect to any Purchaser for any day, the portion of the Purchaser Invested Amount with respect to such Purchaser funded by such Purchaser through the issuance of Commercial Paper outstanding on such day.

                  "CP CONDUIT PURCHASER" is defined in the recitals hereto.

                  "CP RATE PERIOD" means, with respect to any CP Tranche, a period of days not to exceed 270 days commencing on a Business Day selected in accordance with SECTION 2.7(b); provided that (x) if a CP Rate Period would end on a day that is not a Business Day, such CP Rate Period shall end on the next succeeding Business Day and (y) during the Amortization Period, each CP Rate Period shall end on or prior to the next succeeding Payment Date.

                  "CP TRANCHE" means, with respect to a Match Funding CP Conduit Purchaser, a portion of the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser for which the Monthly Funding Costs with respect to such Match Funding CP Conduit Purchaser is calculated by reference to a particular Discount and a particular CP Rate Period.

                  "DAILY COLLECTION AGENT FEE AMOUNT" means, for any Business Day during a Settlement Period, an amount equal to (i) the amount of Daily Collection Agent Fee Expense for each day during such Settlement Period since the preceding Business Day plus (ii) for each Business Day after the occurrence and during the continuance of a Downgrade Event if Goodyear is not the Collection Agent, the aggregate amount of all previously accrued Daily Collection Agent Fee Expense for such Settlement Period that has not yet been deposited in the Collection Account for allocation to the Series 2001-1 Expense Subaccount pursuant to SECTION 5A.2(b) or, if Goodyear is the Collection Agent, not yet paid to the Collection Agent pursuant to SECTION 5A.2(b)(i).

                  "DAILY COLLECTION AGENT FEE EXPENSE" means, for any day, the Series 2001-1 Invested Percentage of the Collection Agent Fee accruing for such day.

                  "DAILY INTEREST AMOUNT" means, for any Business Day during a Settlement Period, an amount equal to (i) the amount of Daily Interest Expense for each day during such Settlement Period since the preceding Business Day plus (ii) for each Business Day after the occurrence and during the continuance of a Downgrade Event, the aggregate amount of all previously accrued Daily Interest Expense for such Settlement Period that has not yet been deposited in the Collection Account for allocation to the Series 2001-1 Expense Subaccount pursuant to SECTION 5A.2(b).

                  "DAILY INTEREST EXPENSE" means, for each day during a Settlement Period, the sum of (i) the product of (A) the Series 2001-1 Invested Amount on such day divided by 360 and (B) the sum of the Applicable Used Fee and the rate appearing on Page 3750 of the Dow Jones market screen (or on any successor or substitute page of such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Settlement Period, as the rate for dollar deposits with a thirty-day maturity and (ii) plus the amount of Additional Interest for such day.

                  "DAILY UNUSED FEE EXPENSE" means, (i) for each day during the Revolving Period, the product of (A) the excess of the Aggregate Commitment Amount over the Series 2001-1 Invested Amount on such day multiplied by (B) the Unused Fee Rate divided by 360 and (ii) for each day during the Amortization Period, zero.

                  "DAILY UNUSED FEE AMOUNT" means for any Business Day during a Settlement Period, an amount equal to (i) the amount of Daily Unused Fee Expense for each day during such Settlement Period since the preceding Business Day plus (ii) for each Business Day after the occurrence and during the continuance of a Downgrade Event, the aggregate amount of all previously accrued Daily Unused Fee Expense for such Settlement Period that has not yet been deposited in the Collection Account for allocation to the Series 2001-1 Expense Subaccount pursuant to SECTION 5A.2(b).

                  "DECREASE" is defined in SECTION 2.5(a).

                  "DEFAULT RATIO" means for any Settlement Period, the percentage equivalent of a fraction, the numerator of which is the sum of (a) the aggregate principal amount of all Receivables which were 91-120 days past their original due date as of the last day of such Settlement Period plus (b) the aggregate principal amount of all Receivables which were written off as uncollectible by the Collection Agent in accordance with the Credit and Collection Policy during such Settlement Period prior to 91 days after their original due dates, and the denominator of which is the aggregate principal amount of all Receivables originated by the Seller and Dunlop during the Settlement Period four Settlement Periods prior to such Settlement Period.

                  "DELINQUENCY RATIO" means for any Settlement Period, the percentage equivalent of a fraction, the numerator of which is the outstanding principal amount of all Receivables which were Delinquent Receivables as of the last day of such Settlement Period and the denominator of which is the sum of (i) the Aggregate Outstanding Balance and (ii) the outstanding principal amount of all Delinquent Receivables.

                  "DILUTION PERIOD" means, on any date of determination during a Reporting Period, an amount equal to the quotient of

                  (i) the quotient of (A) the product of (1) the aggregate principal amount of all Receivables originated by the Seller and Dunlop during the Settlement Period immediately preceding the first day of such Reporting Period and (2) DSO as of the last day of such Settlement Period divided by (B) 30 divided by

                  (ii) the Net Receivables Balance as of the last day of such Settlement Period.

                  "DILUTION RATIO" means, for any Settlement Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Dilution Adjustments made during such Settlement Period, and the denominator of which is the aggregate principal amount of all Receivables originated by the Seller and Dunlop during the immediately preceding Settlement Period.

                  "DILUTION RESERVE" means, on any date of determination during a Reporting Period, an amount (expressed as a percentage) that is calculated as follows:

                  DR = [(C*D)+[(E-D)*(E/D)]]*F

         Where:

                  DR = Dilution Reserve;

                  C = 2.0;

                  D = the rolling average of the Dilution Ratios for the twelve consecutive Settlement Periods ending immediately prior to the first day of such Reporting Period;

                  E = the highest Dilution Ratio for any Settlement Period during the period of twelve consecutive Settlement Periods ending immediately prior to the first day of such Reporting Period; and

                  F = the Dilution Period on such date.

                  "DISCOUNT" means, (a) with respect to any Match Funding CP Conduit Purchaser, the interest or discount component of the Commercial Paper issued by such Match Funding CP Conduit Purchaser, including the portion thereof constituting dealer or placement agent commissions, to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser and (b) with respect to any Pooled Funding CP Conduit Purchaser, the amount of interest or discount to accrue on or in respect of the Commercial Paper issued by such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Commercial Paper and any costs associated with funding small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Commercial Paper by such Funding Agent).

                  "DSO" means, as of the last day of any Settlement Period, the number of calendar days equal to the product of (a) 91 and (b) the amount obtained by dividing (i) the Net Receivables Balance as of such date by (ii) the aggregate Outstanding Balance of all Receivables originated by the Seller and Dunlop during that Settlement Period and the two Settlement Periods preceding such Settlement Period.

                  "EFFECTIVE DATE" is defined in SECTION 9.1.

                  "ELIGIBLE ASSIGNEE" means a financial institution having short-term debt ratings of at least A-1 from S&P and P-1 from Moody's.

                  "EURODOLLAR PERIOD" means, with respect to any Eurodollar Tranche and any Purchaser:

                           (i) initially, the period commencing on the Series
                  2001-1 Initial Funding Date, the Increase Date or a conversion date, as the case may be, with respect to such Eurodollar Tranche and ending one month thereafter (or such other period which is acceptable to the Funding Agent with respect to such Purchaser and which in no event will be less than 7 days); and

                           (ii) thereafter, each period commencing on the last
                  day of the immediately preceding Eurodollar Period applicable to such Eurodollar Tranche and ending one month thereafter (or such other period which is acceptable to the Funding Agent with respect to such Purchaser and which in no event will be less than 7 days);

         provided that each Eurodollar Period must end on the next succeeding Payment Date and all of the foregoing provisions relating to Eurodollar Periods are subject to the following:

                           (i) if any Eurodollar Period would otherwise end on a
                  day that is not a Business Day, such Eurodollar Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Eurodollar Period into another calendar month, in which event such Eurodollar Period shall end on the immediately preceding Business Day; and

                           (ii) any Eurodollar Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Period) shall end on the last Business Day of the calendar month at the end of such Eurodollar Period.

                  "EURODOLLAR TRANCHE" means, with respect to any Purchaser, a portion of the APA Bank Funded Amount with respect to such Purchaser allocated to a particular Eurodollar Period and an Adjusted LIBO Rate determined by reference thereto.

                  "EXPIRY DATE" means, with respect to any Purchaser, the earlier of (a) the Scheduled Expiry Date with respect to such Purchaser and (b) the date on which a Termination Event shall have been deemed to have occurred or shall have been declared to have occurred.

                  "EXTENDING PURCHASER" shall mean a Purchaser other than a Non-Extending Purchaser.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FINAL MATURITY DATE" means the Payment Date that occurs in the 12th month after the month in which the Amortization Period shall have commenced.

                  "FLOATING TRANCHE" means, with respect to any Purchaser, the portion of the APA Bank Funded Amount with respect to such Purchaser not allocated to a Eurodollar Tranche.

                  "FUNDING AGENT" is defined in the recitals hereto.

                  "INCREASE AMOUNT" means, with respect to any Increase Date, the amount set forth in the Increase Notice with respect to such Increase Date

                  "INCREASE DATE" is defined in SECTION 2.3(a).

                  "INCREASE NOTICE" is defined in SECTION 2.3(a).

                  "INCREASED COSTS" means, for each Payment Date, the sum of (1) any Article 7 Costs due and payable on such Payment Date and (2) any amounts due and payable pursuant to SECTIONS 2.8 or 11.5 on such Payment Date.

                  "INCREASES" is defined in SECTION 2.3(a).

                  "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

                  "INDENTURE SUPPLEMENT" has the meaning set forth in the preamble.

                  "INTEREST SHORTFALL" is defined in SECTION 5A.3(b).

                  "LIBO RATE" means, with respect to each day during each Eurodollar Period pertaining to a Eurodollar Tranche, the rate appearing on Page 3750 of the Dow Jones market screen (or on any successor or substitute page of such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Eurodollar Period, as the rate for dollar deposits with a maturity comparable to the Eurodollar Period applicable to such Eurodollar Tranche.

                  "LOSS AND DILUTION RESERVE" means, on any date of determination during a Reporting Period, the greater of (a) the sum of
         (i) 12% plus (ii) 2% for each Special Obligor for such Reporting Period plus (iii) the product of (A) the rolling average of the Dilution Ratios for the twelve consecutive Settlement Periods ending immediately prior to the first day of such Reporting Period and (B) the Dilution Period on such date and (b) the sum of the Loss Reserve plus the Dilution Reserve on such date.

                  "LOSS RESERVE" means, on any date of determination during a Reporting Period, an amount (expressed as a percentage) that is calculated as follows:

                  LR = (A*B)/C   *   D   *   E

         Where:

                  LR = Loss Reserve;

                  A = the aggregate principal amount of all Receivables generated by the Seller and Dunlop during the three Settlement Periods ending immediately prior to the first day of such Reporting Period;

                  B = the highest three month rolling average of the Default Ratios during the period of the twelve consecutive Settlement Periods ending immediately prior to the first day of such Reporting Period;

                  C = the Net Receivables Balance as of the last day of the Settlement Period ending immediately prior to the first day of such Reporting Period;

                  D = 2.00; and

                  E = Payment Terms Factor on such date.

                  "MATCH FUNDING CP CONDUIT PURCHASER" means each CP Conduit Purchaser that is identified on Schedule I as a Match Funding CP Conduit Purchaser and each CP Conduit Purchaser that, after the Series 2001-1 Closing Date, notifies the Issuer and the Administrative Agent in accordance with SECTION 2.7(d) in writing that it is funding its CP Conduit Funded Amount with Commercial Paper issued by it, or for its benefit, in specified CP Tranches selected in accordance with Sections 2.7(b) and (c) and that, in each case, has not subsequently notified the Issuer and the Administrative Agent in writing that the Issuer will no longer be permitted to select CP Tranches in accordance with SECTIONS 2.7(b) and (c) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser.

                  "MAXIMUM PURCHASER INVESTED AMOUNT" means, with respect to any Purchaser, the amount set forth opposite the name of the CP Conduit Purchaser included in such Purchaser on Schedule I, as such amount may be increased or reduced from time to time as provided in SECTION 2.6. The Maximum Purchaser Invested Amount with respect to each Non-Extending Purchaser shall be reduced to zero on the Scheduled Expiry Date with respect to such Purchaser.

                  "MONTHLY FUNDING COSTS" means, with respect to each Settlement Period and any Purchaser, the sum of:

                           (i) for each day during such Settlement Period, (A)
                  with respect to a Match Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser on such day or (B) with respect to a Pooled Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on or otherwise in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser on such day; plus

                           (ii) for each day during such Settlement Period, the
                  sum of:

                           (A) the product of (x) the portion of the APA Bank Funded Amount with respect to such Purchaser allocated to the Floating Tranche with respect to such Purchaser on such day times (y) the Alternate Base Rate plus the Applicable Margin on such day in effect with respect thereto, divided by (z) 365 (or 366, as the case may be) plus

                           (B) the product of (x) the portion of the APA Bank Funded Amount with respect to such Purchaser allocated to Eurodollar Tranches with respect to such Purchaser on such day times (y) the weighted average Adjusted LIBO Rate with respect to such Eurodollar Tranches plus the Applicable Margin on such day in effect with respect thereto divided by (z) 360; plus

                           (iii) for each day during such Settlement Period, the
                  product of (A) the CP Conduit Funded Amount with respect to such Purchaser on such day times (B) the Applicable Used Fee, divided by (C) 360.

                  "MONTHLY INTEREST PAYMENT" is defined in SECTION 5A.4(a).

                  "MONTHLY PRINCIPAL PAYMENT" is defined in SECTION 5A.6.

                  "NON-EXTENDING PURCHASER" means any Purchaser who shall not have agreed to an extension of its Scheduled Expiry Date pursuant to
         SECTION 2.6(b) on such Scheduled Expiry Date and thereafter until the Purchaser Invested Amount with respect to such Purchaser shall have been reduced to zero.

                  "OPTIONAL TERMINATION DATE" is defined in SECTION 2.5(b).

                  "OPTIONAL TERMINATION NOTICE" is defined in SECTION 2.5(b).

                  "OTHER TAXES" means any and all current or future stamp or documentary taxes or other excise or property taxes, charges or similar levies arising from any payment made under the Transaction Documents or from the execution, delivery or enforcement of, or otherwise with respect to, any Transaction Document.

                  "OUTSTANDING" means, with respect to the Series 2001-1 Investor Notes, the Series 2001-1 Invested Amount shall not have been reduced to zero and all accrued interest and other amounts owing on the Series 2001-1 Investor Notes and to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the APA Banks hereunder shall not have been paid in full.

                  "PARTICIPANTS" is defined in SECTION 11.10(d).

                  "PAYDOWN PERIOD" means any period from but excluding the Scheduled Expiry Date with respect to any Non-Extending Purchaser to but excluding the earlier of (a) the date on which the Purchaser Invested Amounts with respect to all Non-Extending

         Purchasers shall have been reduced to zero and (b) the commencement of the Amortization Period.

                  "PAYDOWN PERCENTAGE" means, with respect to any Paydown Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Purchaser Invested Amounts with respect to all Non-Extending Purchasers and the denominator of which is the Series 2001-1 Invested Amount, in each case, as of the first day of such Paydown Period; provided, however that if a Purchaser becomes a Non-Extending Purchaser after the first day of a Paydown Period, the Paydown Percentage shall be recalculated to equal the percentage equivalent of a fraction, the numerator of which is the aggregate Purchaser Invested Amounts with respect to all Non-Extending Purchasers and the denominator of which is the Series 2001-1 Invested Amount, in each case, as of the date such Purchaser becomes a Non-Extending Purchaser.

                  "PAYMENT DATE" means the 17th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing May 17, 2001.

                  "PAYMENT TERMS FACTOR" means (i) during the period from the Series 2001-1 Closing Date until the third Settlement Date thereafter,
         1.365 and (ii) during each three Reporting Periods to occur thereafter, the percentage equivalent of a fraction, the numerator of which is the sum of (A) the weighted average payment terms (weighted on the basis of the Outstanding Balances of the Receivables originated during such period and expressed as a number of days) for the Receivables generated by the Seller and Dunlop during such period plus (B) 60, and the denominator of which is 90; provided, however, that if the Payment Terms Factor for any period is less than the Payment Terms Factor for the immediately preceding period, then the actual Payment Terms Factor for such current period shall be recalculated to equal the percentage equivalent of a fraction, the numerator of which is equal to the average of the numerators used to calculate the Payment Terms Factor for such current period and the three immediately preceding periods (without giving effect to this proviso) and the denominator of which is 90.

                  "POOLED FUNDING CP CONDUIT PURCHASER" means each CP Conduit Purchaser that is not a Match Funding CP Conduit Purchaser.

                  "PREPAYMENT DATE" is defined in ARTICLE 5.

                  "PRIME RATE" means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "PROGRAM SUPPORT PROVIDER" means, with respect to any CP Conduit Purchaser, the APA Banks with respect to such CP Conduit Purchaser and any other or additional Person now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, such CP Conduit Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such CP Conduit Purchaser's securitization program.

                  "PRO RATA SHARE" means, with respect to any Purchaser, on any date, the ratio, expressed as a percentage, which the Purchaser Invested Amount with respect to such Purchaser bears to the Series 2001-1 Invested Amount on such date.

                  "PURCHASER" means a CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser.

                  "PURCHASER ADDITION DATE" is defined in SECTION 2.6(e).

                  "PURCHASER INCREASE AMOUNT" means, with respect to any Purchaser, for any Business Day, such Purchaser's Commitment Percentage of the Increase Amount, if any, on such Business Day.

                  "PURCHASER INVESTED AMOUNT" means, with respect to any Purchaser, (a) when used with respect to the Series 2001-1 Initial Funding Date, such Purchaser's Commitment Percentage of the Series 2001-1 Initial Invested Amount and (b) when used with respect to any other date, an amount equal to (i) the Purchaser Invested Amount with respect to such Purchaser on the immediately preceding Business Day plus (ii) the Purchaser Increase Amount with respect to such Purchaser on such Business Day minus (iii) the amount of principal payments made to such Purchaser pursuant to SECTION 5A.6 on such date.

                  "PURCHASER SUPPLEMENT" is defined in SECTION 11.10(e).

                  "RATING AGENCIES" means, with respect to the Series 2001-1 Investor Notes, S&P and Moody's.

                  "RATING AGENCY CONDITION" means, with respect to any action specified herein or in the Base Indenture as requiring satisfaction of the Rating Agency Condition with respect to the Series 2001-1 Investor Notes, the Administrative Agent shall have received written confirmation, to the extent required, from the Rating Agencies that such action will not result in a reduction or withdrawal of the then current rating of the Commercial Paper issued by each of the CP Conduit Purchasers.

                  "RECORD DATE" means, with respect to each Payment Date, the immediately preceding Business Day.

                  "RELATED ADDITIONAL APA BANKS" is defined in SECTION 2.6(e).

                  "REVOLVING PERIOD" means the period from and including the Effective Date to but excluding the commencement of the Amortization Period.

                  "SCHEDULED EXPIRY DATE" shall mean, with respect to any Purchaser, the later of (a) April 26, 2002 and (b) the last day of any extension of such Purchaser's Commitment made in accordance with
         SECTION 2.6(b).

                  "SERIES 2001-1" means Series 2001-1 of Investor Notes, the Principal Terms of which are set forth in this Indenture Supplement.

                  "SERIES 2001-1 ADJUSTED INVESTED AMOUNT" means, on any date of determination, the excess of the Series 2001-1 Invested Amount over the aggregate amount on deposit in the Collection Account and allocated to the Series 2001-1 Principal Collection Subaccount on such date.

                  "SERIES 2001-1 ALLOCATED NET RECEIVABLES BALANCE" means, as of any date of determination, the lesser of (a) the Series 2001-1 Required Net Receivables Balance as of such date and (b) the product of (i) the Net Receivables Balance and (ii) the percentage equivalent of a fraction the numerator of which is the Series 2001-1 Required Net Receivables Balance as of such date and the denominator of which is the sum of (x) the Series 2001-1 Required Net Receivables Balance and (y) the aggregate Required Net Receivables Balances with respect to each other Series of Outstanding Investor Notes as of such date.

                  "SERIES 2001-1 ALLOCATED RECEIVABLES DEFICIENCY" means, as of any date of determination, the amount, if any, by which the Series 2001-1 Allocated Net Receivables Balance is less than the Series 2001-1 Required Net Receivables Balance as of such date.

                  "SERIES 2001-1 COLLECTION AGENT FEE" is defined in SECTION
         6.1.

                  "SERIES 2001-1 CLOSING DATE" means May 1, 2001.

                  "SERIES 2001-1 COLLECTION SUBACCOUNT" is defined in SECTION 5A.1(a).

                  "SERIES 2001-1 DEPOSIT DATE" is defined in SECTION 5A.2(a).

                  "SERIES 2001-1 EXPENSE SUBACCOUNT" is defined in SECTION 5A.1(a).

                  "SERIES 2001-1 INITIAL FUNDING DATE" is defined in SECTION 2.1(a).

                  "SERIES 2001-1 INITIAL INVESTED AMOUNT" is defined in SECTION 2.3(a).

                  "SERIES 2001-1 INVESTED AMOUNT" means, on any date of determination, the sum of the Purchaser Invested Amounts with respect to each of the Purchasers on such date.

                  "SERIES 2001-1 INVESTED PERCENTAGE" means, with respect to any Business Day (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2001-1 Allocated Net Receivables Balance as of the end of the immediately preceding Business Day and the denominator of which is the Net Receivables Balance as of the end of such immediately preceding Business Day or (ii) during the Amortization Period prior to the deemed or declared occurrence of a Termination Event, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2001-1 Allocated Net Receivables Balance as of the end of the Revolving Period, and the denominator of which is the lesser of (A) the Net Receivables Balance as of the end of the immediately preceding Business Day or (B) the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes) as of the end of the immediately preceding Business Day or (iii) during the Amortization Period after the deemed or declared occurrence of a Termination Event, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2001-1 Allocated Net Receivables Balance as of the end of the Revolving Period, and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes) as of the end of the immediately preceding Business Day.

                  "SERIES 2001-1 INVESTOR NOTEHOLDER" means the Person in whose name a Series 2001-1 Investor Note is registered in the Note Register.

                  "SERIES 2001-1 INVESTOR NOTE" means any one of the Series 2001-1 Floating Rate Asset Backed Variable Funding Investor Notes, executed by the Issuer and authenticated and delivered by the Indenture Trustee, substantially in the form of EXHIBIT A.

                  "SERIES 2001-1 MAXIMUM INVESTED AMOUNT" means, on any date of determination, the sum of the Maximum Purchaser Invested Amounts with respect to each of the Purchasers on such date. The Series 2001-1 Maximum Invested Amount shall be reduced by the Maximum Purchaser Invested Amount of each Non-Extending Purchaser on the Scheduled Expiry Date with respect to such Purchaser.

                  "SERIES 2001-1 MONTHLY INTEREST" is defined in SECTION
         5A.3(a).

                  "SERIES 2001-1 NOTE RATE" means for any Settlement Period, the interest rate equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Funding Costs with respect to each Purchaser for such Settlement Period and the denominator of which is equal to the average daily Series 2001-1 Invested Amount during such Settlement Period and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in such Settlement Period; provided, however, that the Series 2001-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

                  "SERIES 2001-1 NOTE TERMINATION DATE" means the date on which the Series 2001-1 Invested Amount shall have been reduced to zero and all accrued and unpaid interest on the Series 2001-1 Notes shall have been paid in full.

                  "SERIES 2001-1 PREPAYMENT AMOUNT" means, the sum of the following amounts with respect to each Purchaser:

                  (i) the Purchaser Invested Amount with respect to such Purchaser, plus

                  (ii) (A) if such Purchaser is a Match Funding CP Conduit Purchaser, the sum of (x) all accrued and unpaid Discount on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Funded Amount with respect to such Match Funding CP Conduit Purchaser from the issuance date(s) thereof to but excluding the Prepayment Date and (y) the aggregate Discount to accrue on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Funded Amount with respect to such

         Match Funding CP Conduit Purchaser from and including the Prepayment Date to and excluding the maturity date of each CP Tranche with respect to such Match Funding CP Conduit Purchaser or (B) if such Purchaser is a Pooled Funding CP Conduit Purchaser, the sum of (x) the aggregate amount of Discount on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Funded Amount with respect to such Pooled Funding CP Conduit Purchaser as of the Prepayment Date and (y) the aggregate amount of Discount to accrue on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Funded Amount with respect to such Pooled Funding CP Conduit Purchaser from and including the Prepayment Date to and excluding the maturity dates of such Commercial Paper; plus

                  (iii) all accrued and unpaid interest on the APA Bank Funded Amount with respect to such Purchaser, calculated at the Alternate Base Rate or the applicable Adjusted LIBO Rate plus the Applicable Margin as of the Prepayment Date, plus

                  (iv) the sum of (A) for each day from but excluding the last day of the Settlement Period immediately preceding the Prepayment Date, the product of (x) the CP Funded Amount with respect to such Purchaser on such day times (y) the Applicable Used Fee divided by (z) 360 plus
         (B) if the Prepayment Date is on or before the Settlement Date for such immediately preceding Settlement Period, for each day during such Settlement Period, the product of (x) the CP Funded Amount with respect to such Purchaser on such day times (y) the Applicable Used Fee divided by (z) 360; plus

                  (v) the sum of (A) for each day from but excluding the last day of the Settlement Period immediately preceding the Prepayment Date, the product of (x) the excess, if any, of the Commitment Amount with respect to such Purchaser over the Purchaser Invested Amount with respect to such Purchaser on such day times (y) the Unused Fee Rate divided by (z) 360 plus (B) if the Prepayment Date is on or before the Settlement Date for such immediately preceding Settlement Period, the Unused Fee payable to such Purchaser for such Settlement Period pursuant to Section 2.7(e);

                  (vi) all Article 7 Costs then due and payable to such Purchaser, plus

                  (vii) without duplication, any other amounts then due and payable to such Purchaser pursuant to SECTION 2.8 and 11.5.

                  "SERIES 2001-1 PRINCIPAL COLLECTION SUBACCOUNT" is defined in
         SECTION 5A.1(a).

                  "SERIES 2001-1 REQUIRED NET RECEIVABLES BALANCE" means, as of any date of determination, the sum of (i) the Series 2001-1 Adjusted Invested Amount and (ii) the Series 2001-1 Required Reserves as of such date.

                  "SERIES 2001-1 REQUIRED RESERVES" means, on any date of determination, an amount equal to the sum of:

                           (i) an amount equal to the product of (A) the Series
                  2001-1 Adjusted Invested Amount on such date and (B) the percentage equivalent of a fraction, the numerator of which is the Loss and Dilution Reserve on such date and the denominator of which is one minus the Loss and Dilution Reserve on such date;

                           (ii) an amount equal to the product of (A) the Series
                  2001-1 Invested Amount on such date and (B) the percentage equivalent of a fraction, the numerator of which is the Carrying Cost Reserve on such date and the denominator of which is one minus the Loss and Dilution Reserve on such date; and

                           (iii) an amount equal to the product of (A) the
                  Aggregate Outstanding Balance on such date, (B) the quotient of (x) the Series 2001-1 Invested Amount on such date divided by (y) the Aggregate Invested Amount on such date, and (C) the percentage equivalent of a fraction, the numerator of which is the Collection Agent Fee Reserve on such date and the denominator of which is one minus the Loss and Dilution Reserve on such date.

                  "SERIES 2001-1 REQUIRED INVESTOR NOTEHOLDERS" means Purchasers having Commitment Percentages aggregating 66 2/3% or more.

                  "SERIES 2001-1 SUBACCOUNTS" is defined in SECTION 5A.1(a).

                  "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal (rounded up to the nearest 1/100th of 1%) established by the Board with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Tranches shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time under such Regulation D or comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the reserve percentage.

                  "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings now or hereafter imposed by any Governmental Authority.

                  "TERMINATION EVENT" is defined in ARTICLE 4.

                   "TRANSFEREE" is defined in SECTION 11.10(f).

                  "TRANSFEREE SUPPLEMENT" is defined in SECTION 11.10(c).

                  "UNUSED FEE" is defined in SECTION 2.7(e).

                  "UNUSED FEE PAYMENT" is defined in SECTION 5A.4(a).

                  "UNUSED FEE RATE" means 0.20% per annum.

                                   ARTICLE 2

               PURCHASE AND SALE OF SERIES 2001-1 INVESTOR NOTES;
               --------------------------------------------------

            INCREASES AND DECREASES OF SERIES 2001-1 INVESTED AMOUNT
            --------------------------------------------------------

           SECTION 2.1. PURCHASES OF THE SERIES 2001-1 INVESTOR NOTES

         (a) INITIAL PURCHASES. Subject to the terms and conditions of this Indenture Supplement, including delivery of notice in accordance with SECTION 2.3, (i) each CP Conduit Purchaser may, in its sole discretion, purchase a Series 2001-1 Investor Note in an amount equal to all or a portion of its Commitment Percentage of the Series 2001-1 Initial Invested Amount on any Business Day during the period from the Effective Date to and including the Expiry Date with respect to such CP Conduit Purchaser (the "SERIES 2001-1 INITIAL FUNDING DATE"), and if such CP Conduit Purchaser shall have notified the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser that it has elected not to fund a Series 2001-1 Investor Note in an amount equal to its Commitment Percentage of the Series 2001-1 Initial Invested Amount on the Series 2001-1 Initial Funding Date, each APA Bank with respect to such CP Conduit Purchaser shall fund on the Series 2001-1 Initial Funding Date its APA Bank Percentage of that portion of such Series 2001-1 Investor Note not to be funded by such CP Conduit Purchaser and (ii) thereafter, (A) if a CP Conduit Purchaser shall have purchased a Series 2001-1 Investor Note on the Series 2001-1 Initial Funding Date, such CP Conduit Purchaser may, in its sole discretion, maintain its Series 2001-1 Investor Note, subject to increase or decrease during the period from the Effective Date to and including the Expiry Date with respect to such CP Conduit Purchaser, in accordance with the provisions of this Indenture Supplement and (B) the APA Banks with respect to such CP Conduit Purchaser shall maintain their respective APA Bank Percentages of the Series 2001-1 Investor Note with respect to such Purchaser, subject to increase or decrease during the period from the Effective Date to and including the Expiry Date with respect to such CP Conduit Purchaser, in accordance with the provisions of this Indenture Supplement. Payments by each CP Conduit Purchaser and/or the APA Banks with respect to such CP Conduit Purchaser shall be made in immediately available funds on the Series 2001-1 Initial Funding Date to the Funding Agent with respect to such CP Conduit Purchaser for remittance to the Indenture Trustee for deposit into the Series 2001-1 Collection Subaccount.

         (b) MAXIMUM PURCHASER INVESTED AMOUNTS. Notwithstanding anything to the contrary contained in this Indenture Supplement, at no time shall the Purchaser Invested Amount with respect to any Purchaser exceed the Maximum Purchaser Invested Amount with respect to such Purchaser at such time.

         (c) FORM OF SERIES 2001-1 INVESTOR NOTES. The Series 2001-1 Investor Notes shall be issued in fully registered form without interest coupons, substantially in the form set forth in EXHIBIT A hereto.

         SECTION 2.2. DELIVERY.

         (a) On the Series 2001-1 Initial Funding Date, the Issuer shall sign and shall direct the Indenture Trustee in writing pursuant to SECTION 2.4 of the Base Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, shall so authenticate a Series 2001-1 Investor Note in the name of the Funding Agent with respect to each Purchaser in an amount equal to the Maximum Purchaser Invested Amount with respect to such Purchaser and deliver such Series 2001-1 Investor Note to such Funding Agent in accordance with such written directions.

         (b) The Administrative Agent shall maintain a record of the actual Purchaser Invested Amount outstanding with respect to each Purchaser and the actual Series 2001-1 Invested Amount outstanding on any date of determination, which, absent manifest error, shall constitute PRIMA FACIE evidence of the outstanding Purchaser Invested Amounts and outstanding Series 2001-1 Invested Amount from time to time.

         SECTION 2.3. PROCEDURE FOR INITIAL ISSUANCE AND FOR INCREASING THE SERIES 2001-1 INVESTED AMOUNT.

         (a) Subject to SECTION 2.3(c), (i) on the Series 2001-1 Initial Funding Date, each CP Conduit Purchaser may agree, in its sole discretion, to purchase, and the APA Banks with respect to such CP Conduit Purchaser shall purchase, a Series 2001-1 Investor Note in accordance with SECTION 2.1 and (ii) on any Settlement Date or on the second Business Day following any Weekly Reporting Date (other than a Weekly Reporting Date occurring during the first 60 days following the first occurrence of a Downgrade Event) during the period from the Effective Date to and including the Expiry Date with respect to a CP Conduit Purchaser, such CP Conduit Purchaser may agree, in its sole discretion, and each APA Bank with respect to such CP Conduit Purchaser hereby agrees, that the Purchaser Invested Amount with respect to such Purchaser may be increased (an "INCREASE") by an amount equal to its APA Bank Percentage of the Commitment Percentage with respect to such Purchaser of the Increase Amount, upon the request of the Issuer (each date on which an Increase occurs hereunder being herein referred to as the "INCREASE DATE" applicable to such Increase); provided, however, that the Issuer shall have given the Administrative Agent (with a copy to the Indenture Trustee) irrevocable written notice (effective upon receipt), by telecopy (receipt confirmed), substantially in the form of EXHIBIT B (an "INCREASE NOTICE"), of such request no later than 1:00 P.M., New York City time, on the second Business Day prior to such Increase Date. Such notice shall state (x) the Increase Date and (y) the proposed Increase Amount. The Issuer shall give the Administrative Agent (with a copy to the Indenture Trustee) irrevocable written notice (effective upon receipt), by telecopy (receipt confirmed), of the Series 2001-1 Initial Funding Date and the proposed initial invested amount of the Series 2001-1 Notes (the "SERIES 2001-1 INITIAL INVESTED AMOUNT") no later 1:00 P.M., New York City time, on the second Business Day prior to the Series 2001-1 Initial Funding Date.

         (b) If a CP Conduit Purchaser elects not to fund the full amount of its Commitment Percentage of the Series 2001-1 Initial Invested Amount or a requested Increase Amount, such CP Conduit Purchaser shall notify the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser, and each APA Bank with respect to such CP

Conduit Purchaser shall fund its APA Bank Percentage of the portion of the Commitment Percentage with respect to such Purchaser of the Series 2001-1 Initial Invested Amount or such Increase Amount, as the case may be, not funded by such CP Conduit Purchaser.

         (c) No Purchaser shall be required to make the initial purchase of a Series 2001-1 Investor Note on the Series 2001-1 Initial Funding Date or to increase its Purchaser Invested Amount on any Increase Date hereunder unless:

                  (i) in the case of the Series 2001-1 Initial Funding Date, the Series 2001-1 Initial Invested Amount is at least $1,000,000 for each Purchaser;

                  (ii) in the case of any Increase Date, the Increase Amount is equal to $1,000,000 or an integral multiple of $100,000 in excess thereof;

                  (iii) after giving effect to the initial purchase amount or Increase Amount, the Purchaser Invested Amount with respect to such Purchaser would not exceed the Maximum Purchaser Invested Amount with respect to such Purchaser;

                  (iv) after giving effect to the initial purchase amount or Increase Amount, no Series 2001-1 Allocated Receivables Deficiency would have occurred and be continuing;

                  (v) no Termination Event or Potential Termination Event shall have been deemed to have occurred or shall have been declared to have occurred and be continuing; and

                  (vi) all of the representations and warranties made by each of the Issuer, the Seller, the Collection Agent and Dunlop in each Transaction Document to which it is a party are true and correct in all material respects on and as of the Series 2001-1 Initial Funding Date or such Increase Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date).

The Issuer's acceptance of funds in connection with (x) the initial purchase of Series 2001-1 Investor Notes on the Series 2001-1 Initial Funding Date and (y) each Increase occurring on any Increase Date shall constitute a representation and warranty by the Issuer to the applicable Purchasers as of the Series 2001-1 Initial Funding Date or such Increase Date, as the case may be, that all of the conditions contained in this SECTION 2.3(c) have been satisfied.

         (d) Upon receipt of any notice required by SECTION 2.3(a) from the Issuer, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to the Funding Agent with respect to each Purchaser, no later than 1:00 P.M., New York City time, on the day received. After receipt by any Funding Agent with respect to a Purchaser of such notice from the Administrative Agent, such Funding Agent shall, so long as the conditions set forth in SECTIONS 2.3(a) and (c) are satisfied, promptly provide telephonic notice to the related CP Conduit Purchaser and the related APA Banks, of the Increase Date and of such Purchaser's Commitment Percentage of the Increase Amount. If such CP Conduit Purchaser elects to fund all or a portion of its Commitment Percentage of the Increase Amount, such CP Conduit Purchaser shall pay in immediately available funds its Commitment Percentage (or any portion thereof) of the amount of such Increase on the related Increase Date to the Funding Agent with respect to such Purchaser for deposit into the Series 2001-1 Collection Subaccount. If such CP Conduit Purchaser does not fund the full amount of its Commitment Percentage of the Increase Amount and the related APA Banks are required to fund the portion thereof not funded by the CP Conduit Purchaser, each such APA Bank shall pay in immediately available funds its APA Bank Percentage of such portion on the related Increase Date to the Funding Agent with respect to such Purchaser for deposit in the Series 2001-1 Collection Subaccount. Each Funding Agent shall remit the amounts received by it from its CP Conduit Purchaser or the related APA Banks pursuant to this SECTION 2.3(d) to the Indenture Trustee for deposit into the Collection Account and allocation to the Series 2001-1 Principal Collection Subaccount.

         SECTION 2.4. SALES BY CP CONDUIT PURCHASERS OF SERIES 2001-1 INVESTOR NOTES TO APA BANKS.

                  Notwithstanding any limitation to the contrary contained herein, each CP Conduit Purchaser may, in its own discretion, at any time, sell or assign all or any portion of its interest in its Series 2001-1 Investor Note to any Conduit Assignee or to the APA Banks with respect to such CP Conduit Purchaser pursuant to, and subject to the terms and conditions of, the Asset Purchase Agreement with respect to such CP Conduit Purchaser.

         SECTION 2.5. PROCEDURE FOR DECREASING THE SERIES 2001-1 INVESTED AMOUNT; OPTIONAL TERMINATION.

         (a) Upon the written request of the Issuer or the Collection Agent on behalf of the Issuer, the Series 2001-1 Invested Amount may be reduced (a "DECREASE") on any Reporting Date during the Revolving Period, in the case of any Decrease in an amount less than $50,000,000 or, on the second Business Day following any Reporting Date during the Revolving Period, in the case of any Decrease in an amount of $50,000,000 or more, by the Indenture Trustee's withdrawing from the Series 2001-1 Principal Collection Subaccount and distributing to the Administrative Agent funds on deposit in the Series 2001-1 Principal Collection Subaccount on such day in accordance with SECTION 5A.6(d) in an amount not to exceed the amount of such funds available on such day in the Series 2001-1 Principal Collection Subaccount; provided that the Collection Agent shall have given the Administrative Agent (with a copy to the Indenture Trustee) irrevocable written notice (effective upon receipt) of the amount of such Decrease prior to 9:30 A.M., New York City time, on the second Business Day prior to such Reporting Date, in the case of any such Decrease in an amount less than $50,000,000, and prior to 9:30 A.M., New York City time, on a Business Day that is at least five Business Days prior to such Reporting Date, in the case of any such Decrease in an amount of $50,000,000 or more; provided, further, that any such Decrease shall be in an amount equal to $1,000,000 and integral multiples of $100,000 in excess thereof. Upon each Decrease, the Administrative Agent shall indicate in its records such Decrease and the Purchaser Invested Amount outstanding with respect to each Purchaser, after giving effect to such Decrease. Upon receipt of any notice required by SECTION 2.5(a) from the Issuer, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to the Funding Agent with respect to each Purchaser, no later than 1:00 P.M., New York City time, on the day received.

         (b) On any Business Day, the Issuer shall have the right to deliver an irrevocable written notice (an "OPTIONAL TERMINATION NOTICE") to the Administrative Agent, the Indenture Trustee and the Collection Agent in which the Issuer declares that the Commitments shall terminate on the date (the "OPTIONAL TERMINATION DATE") set forth in such notice (which date, in any event, shall be a Payment Date not less than twenty Business Days from the date on which such notice is delivered). Upon receipt of any Optional Termination Notice from the Issuer, the Administrative Agent shall promptly notify the Funding Agent with respect to each Purchaser thereof. From and after the Optional Termination Date, the Amortization Period shall commence for all purposes under this Indenture Supplement and the other Transaction Documents.

         SECTION 2.6. INCREASES AND REDUCTIONS OF THE COMMITMENTS; EXTENSIONS OF THE COMMITMENTS.

         (a) The Issuer may from time to time request that any Purchaser agree to increase its Maximum Purchaser Invested Amount. An increase in any Maximum Purchaser Invested Amount shall be effective hereunder if such Purchaser shall have agreed to such increase in its Maximum Purchaser Invested Amount.

         (b) If the Issuer desires to extend the Scheduled Expiry Date with respect to the Purchasers, the Issuer shall notify the Administrative Agent no more than four months prior to such Scheduled Expiry Date of its desire to extend the Scheduled Expiry Date with respect to the Purchasers, whereupon the Administrative Agent shall notify the Funding Agent with respect to each Purchaser of the Issuer's desire to so extend the Scheduled Expiry Date. Each Funding Agent, on behalf of its Purchaser, shall notify the Administrative Agent and the Issuer in writing of whether such Purchaser agrees to an extension of the Scheduled Expiry Date with respect to such Purchaser within thirty days of the receipt of the request for extension; provided that failure by a Funding Agent to respond to such request shall not be construed as a consent by such Purchaser to such extension. The decision to extend or not extend shall be made by each Purchaser in its sole discretion. In the event that any Purchaser desires to extend its Scheduled Expiry Date for an amount that is less than its Maximum Purchaser Invested Amount prior to the Issuer's request for an extension, the Issuer, in its sole discretion, may accept such extension; provided, however, that such Purchaser (x) shall be deemed to be a Non-Extending Purchaser for purposes of SECTION 5A.6(d) having a Purchaser Invested Amount equal to the excess of (A) its Purchaser Invested Amount over (B) a percentage of its Maximum Purchaser Invested Amount that will be available after the extension of its Scheduled Expiry Date equal to the percentage equivalent of a fraction, the numerator of which is the sum of the Purchaser Invested Amounts with respect to all Extending Purchasers, other than such Purchaser and any other Purchaser reducing its Maximum Purchaser Invested Amount, and the denominator of which is the sum of the Maximum Purchaser Invested Amounts of all Extending Purchasers, other than such Purchaser and any other Purchaser reducing its Maximum Purchaser Invested Amount, and (y) shall be deemed to be an Extending Purchaser with a Maximum Purchaser Invested Amount equal to the portion of its Maximum Purchaser Invested Amount that will be available after the extension of its Scheduled Expiry Date.

         (c) On any Business Day during the Revolving Period, the Issuer may, upon two (2) Business Days' prior written notice to the Administrative Agent (effective upon receipt)

(with copies to the Collection Agent and the Indenture Trustee) reduce the Series 2001-1 Maximum Invested Amount in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof; PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Series 2001-1 Invested Amount on such date, the Purchaser Invested Amount with respect to any Purchaser would exceed the Maximum Purchaser Invested Amount with respect to such Purchaser then in effect. Any reduction in the Series 2001-1 Maximum Invested Amount shall be made on a pro rata basis to the Maximum Purchaser Invested Amounts with respect to the Purchasers, based on the Maximum Purchaser Invested Amount with respect to each Purchaser. Once reduced, the Maximum Purchaser Invested Amounts may not be subsequently reinstated.

         (d) If, after receiving a request for extension of its Scheduled Expiry Date from the Issuer pursuant to SECTION 2.6(b), the Funding Agent with respect to a CP Conduit Purchaser notifies the Issuer in writing of its decision not to extend its Scheduled Expiry Date as requested or fails to respond to the Issuer's request within 30 days of its receipt of such request, at the request of the Issuer, such CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser shall assign all or any portion of their respective rights and obligations under this Indenture Supplement and the Series 2001-1 Notes pursuant to SECTION 11.10(e) to a replacement CP Conduit Purchaser and the APA Banks with respect to such replacement CP Conduit Purchaser selected by the Issuer upon payment by the replacement CP Conduit Purchaser and the APA Banks with respect to such replacement CP Conduit Purchaser of the Purchaser Invested Amount with respect such Non-Extending Purchaser (or the applicable portion thereof) plus any accrued interest and fees thereon and any other amounts owed to such Non-Extending Purchaser hereunder (the "PURCHASE PRICE"). The Purchase Price with respect to any Non-Extending Purchaser shall be equivalent to the Series 2001-1 Prepayment Amount with respect to such Purchaser (or the applicable portion thereof), calculated as if the date of the assignment to the replacement CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser were the Prepayment Date.

         (e) The Issuer may at any time add a multi-seller commercial paper conduit as an additional CP Conduit Purchaser (an "ADDITIONAL CP CONDUIT PURCHASER") and one or more banks providing support to the Additional CP Conduit Purchaser as APA Banks with respect to the Additional CP Conduit Purchaser (the "RELATED ADDITIONAL APA BANKS"), with the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), by providing at least ten Business Days written notice of (i) the names of the Additional CP Conduit Purchaser, the Related Additional APA Banks and the funding agent with respect to the Additional CP Conduit Purchaser and the Related Additional APA Banks (the "ADDITIONAL FUNDING AGENT"), (ii) the date on which the Issuer desires to effect such addition (the "PURCHASER ADDITION DATE"), (iii) the proposed Maximum Purchaser Invested Amount with respect to the Additional CP Conduit Purchaser and the Related Additional APA Banks and (iv) the Commitment Percentage of each Purchaser, on the Purchaser Addition Date after giving effect to the addition of the Additional CP Conduit Purchaser and the Related Additional APA Banks. On the Purchaser Addition Date, each CP Conduit Purchaser, the APA Banks with respect to such CP Conduit Purchaser and the Funding Agent with respect to such CP Conduit Purchaser shall make an assignment to the Additional CP Conduit Purchaser, the Related Additional APA Banks and the Additional Funding Agent pursuant to SECTION 11.10(e), as directed by the Administrative Agent, with the result that after giving effect thereto, the Purchaser Invested

Amount with respect to each such Purchaser shall equal the product of (x) the Series 2001-1 Invested Amount on the Purchaser Addition Date and (y) the Commitment Percentage of such Purchaser on the Purchaser Addition Date after giving effect to the addition of the Additional CP Conduit Purchaser and the Related Additional APA Banks.

         SECTION 2.7. INTEREST; FEES.

         (a) Interest shall be payable on the Series 2001-1 Investor Notes on each Payment Date pursuant to SECTION 5A.4.

         (b) On any Business Day, the Issuer may, subject to SECTION 2.7(c), elect to allocate all or any portion of the Available CP Funding Amount with respect to any Match Funding CP Conduit Purchaser, to one or more CP Tranches with CP Rate Periods commencing on such Business Day by giving the Administrative Agent and the Funding Agent with respect to such Match Funding CP Conduit Purchaser irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 11:00 A.M., New York City time, one Business Day prior to such Business Day. Such notice shall specify (i) the applicable Business Day, (ii) the CP Rate Period for each CP Tranche to which a portion of the Available CP Funding Amount with respect to such Purchaser is to be allocated and (iii) the portion of such Available CP Funding Amount being allocated to each such CP Tranche. On any Business Day, the Issuer may, subject to SECTION 2.7(c), elect to allocate all or any portion of the Available APA Bank Funding Amount with respect to any Purchaser to one or more Eurodollar Tranches with Eurodollar Periods commencing on such Business Day by giving the Administrative Agent and the Funding Agent with respect to such Purchaser irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 1:00 P.M., New York City time, three Business Days prior to such Business Day. Such notice shall specify (i) the applicable Business Day, (ii) the Eurodollar Period for each Eurodollar Tranche to which a portion of the Available APA Bank Funding Amount with respect to such Purchaser is to be allocated and (iii) the portion of such Available APA Bank Funding Amount being allocated to each such Eurodollar Tranche. The Funding Agent with respect to a Purchaser shall notify the CP Conduit Purchaser and the APA Banks with respect to such Purchaser of the contents of such notice promptly upon receipt thereof.

         (c) Notwithstanding anything to the contrary contained in this SECTION 2.7, (i) (A) each Match Funding CP Conduit Purchaser shall approve the length of each CP Rate Period and the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocated to such CP Rate Period, (B) such Match Funding CP Conduit Purchaser may select, in its sole discretion, any new CP Rate Period if (x) the Issuer does not provide notice of a new CP Rate Period on a timely basis or (y) the Funding Agent with respect to such Match Funding CP Conduit Purchaser, on behalf of such Match Funding CP Conduit Purchaser, determines, in its sole discretion, that the CP Rate Period requested by the Issuer is unavailable or for any reason commercially undesirable and (C) the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocable to each CP Tranche must be in an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof and (ii) (A) the portion of the Available APA Bank Funding Amount with respect to any Purchaser allocable to each Eurodollar Tranche must be in an amount equal to $100,000 or an integral multiple of $100,000 in excess thereof,
(B) no more than 10 Eurodollar Tranches
with respect to such Purchaser shall be outstanding at any one time, (C) after the deemed or declared occurrence and during the continuance of any Termination Event or Potential Termination Event, the Issuer may not elect to allocate any portion of the Available APA Bank Funding Amount with respect to any Purchaser to a Eurodollar Tranche and (D) during the Amortization Period, the Issuer may not select any Eurodollar Period that does not end on or prior to the next succeeding Payment Date.

         (d) On any Business Day, a Match Funding CP Conduit Purchaser may elect that the Issuer no longer be permitted to select CP Tranches in accordance with SECTIONS 2.7(b) and (c) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser by giving the Issuer and the Administrative Agent irrevocable written notice thereof, which notice must be received by the Issuer and the Administrative Agent at least one Business Day prior to such Business Day. On any Business Day, a Pooled Funding CP Conduit Purchaser may elect thereafter to allow the Issuer to select CP Tranches in accordance with SECTIONS 2.7(b) and (c) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser by giving the Issuer and the Administrative Agent irrevocable written notice thereof, which notice must be received by the Issuer and the Administrative Agent at least one Business Day prior to such Business Day. Any CP Conduit Purchaser making an election to change the manner in which its funding costs in respect of its Series 2001-1 Investor Note are allocated in accordance with this SECTION 2.7(d) will be both a Match Funding CP Conduit Purchaser and a Pooled Funding CP Conduit Purchaser during the period that its Series 2001-1 Investor Note is funded on both a "pooled" and "match funded" basis and its Monthly Funding Costs during that period will be calculated accordingly.

         (e) The Issuer shall pay pursuant to SECTION 5A.4 to the Administrative Agent, for the account of each Purchaser, on each Payment Date, an unused fee with respect to the most recent Settlement Period (the "UNUSED FEE") for each Settlement Period (or portion thereof) during the period from the Effective Date to and including the Expiry Date with respect to such Purchaser at the Unused Fee Rate times (i) the average daily Commitment Amount with respect to such Purchaser during such Settlement Period minus (ii) the average daily Purchaser Invested Amount with respect to such Purchaser during such Settlement Period. The Unused Fee shall be payable monthly in arrears on each Payment Date.

         (f) Calculations of per annum rates under this Indenture Supplement shall be made on the basis of a 360- (or 365-/366-, in the case of interest on the Floating Tranche based on the Prime Rate) day year. Calculations of Unused Fees shall be made on the basis of a 360-day year. Each determination of the Adjusted LIBO Rate by the Administrative Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

         SECTION 2.8. INDEMNIFICATION BY THE ISSUER AND THE COLLECTION AGENT.

         (a) The Issuer agrees to indemnify and hold harmless the Indenture Trustee, the Administrative Agent, each Funding Agent, each Purchaser and each of their respective officers, directors, agents and employees (each, a "COMPANY INDEMNIFIED PERSON") from and against any loss, liability, expense, damage or injury suffered or sustained by (a "CLAIM") such Company indemnified person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Issuer pursuant to the Indenture or the other

Transaction Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by or on behalf of the Issuer in the Indenture or other Transaction Document or (iii) a failure by the Issuer (A) to comply with any applicable law or regulation (B) or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Transaction Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except, in each case, to the extent such loss, liability, expense, damage or injury (A) resulted from the gross negligence, bad faith or wilful misconduct of such Company indemnified person, (B) constitutes recourse for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy, inability to pay or lack of creditworthiness of the applicable Obligor or (C) includes any Excluded Taxes; provided that any payments made by the Issuer pursuant to this SECTION 2.8 shall be made solely from funds available therefor pursuant to SECTION 5A.4 and from any other funds otherwise payable to the Issuer pursuant to the Base Indenture or any Indenture Supplement, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Issuer or the Seller or any of their respective Affiliates to the extent that such funds are insufficient to make such payment.

         (b) The Collection Agent agrees to indemnify and hold harmless the Indenture Trustee, the Administrative Agent, each Funding Agent, each Purchaser and each of their respective officers, directors, agents and employees (each, a "COLLECTION AGENT INDEMNIFIED PERSON") from and against any Claim by reason of
(i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Collection Agent pursuant to the Indenture or the other Transaction Documents to which it is a party, (ii) a breach of any representation or warranty made by or on behalf of the Collection Agent in the Indenture or other Transaction Document or (iii) a failure by the Collection Agent (A) to comply with any applicable law or regulation or (B) to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Transaction Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except, in each case, to the extent such loss, liability, expense, damage or injury (A) resulted from the gross negligence, bad faith or wilful misconduct of such Collection Agent indemnified person, (B) constitutes recourse for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy, inability to pay or lack of creditworthiness of the applicable Obligor or (C) includes Excluded Taxes.

         SECTION 2.9. FUNDING AGENTS.

         (a) The Funding Agent with respect to each Purchaser is hereby authorized to record on each Business Day the CP Funded Amount with respect to such Purchaser and the aggregate amount of Discount accruing with respect thereto on such Business Day and the APA Bank Funded Amount with respect to such Purchaser and the amount of interest accruing with respect thereto on such Business Day and, based on such recordations, to determine the Monthly Funding Costs with respect to each Settlement Period and such Purchaser. Any such recordation by a Funding Agent, absent manifest error, shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded. Furthermore, the Funding Agent with respect to each Purchaser will maintain records sufficient to identify the percentage interest of the related CP Conduit Purchaser and each APA Bank with respect to such Purchaser holding an interest in the Series 2001-1 Investor Note registered in the name of such Funding Agent and any amounts owing thereunder.

         (b) Upon receipt of funds from the Administrative Agent on each Payment Date, each Funding Agent shall pay such funds to the related CP Conduit Purchaser and/or the related APA Bank owed such funds in accordance with the recordations maintained by it in accordance with SECTION 2.9(a) and the Asset Purchase Agreement with respect to such CP Conduit Purchaser. If a Funding Agent shall have paid to any CP Conduit Purchaser or APA Bank any funds that (i) must be returned for any reason (including bankruptcy) or (ii) exceeds that which such CP Conduit Purchaser or APA Bank was entitled to receive, such amount shall be promptly repaid to such Funding Agent by such CP Conduit Purchaser or APA Bank.

                                   ARTICLE 3

                         ARTICLE V OF THE BASE INDENTURE
                         -------------------------------

         SECTIONS 5.1 through 5.3 of the Base Indenture and each other Section of Article V of the Indenture relating to another Series shall read in their entirety as provided in the Base Indenture or any applicable Indenture Supplement. ARTICLE V of the Base Indenture (except for SECTIONS 5.1 through 5.3 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 2001-1 Investor Notes:

         SECTION 5A.1. ESTABLISHMENT OF SERIES 2001-1 COLLECTION SUBACCOUNTS.

         (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2001-1 Investor Noteholders
(i) a subaccount of the Collection Account (the "SERIES 2001-1 COLLECTION SUBACCOUNT") and (ii) two subaccounts of the Series 2001-1 Collection
Subaccount: (1) the Series 2001-1 Expense Subaccount and (2) the Series 2001-1 Principal Collection Subaccount (respectively, the "SERIES 2001-1 EXPENSE SUBACCOUNT" and the "SERIES 2001-1 PRINCIPAL COLLECTION SUBACCOUNT"; the accounts established pursuant to this Section 5A.1, collectively, the "SERIES 2001-1 SUBACCOUNTS"); each Series 2001-1 Subaccount shall bear a designation indicating that the funds deposited therein are held for the benefit of the Series 2001-1 Investor Noteholders. The Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Series 2001-1 Subaccounts and the proceeds thereof as security for the benefit of the Series 2001-1 Investor Noteholders. The Series 2001-1 Subaccounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-1 Investor Noteholders.

         (b) So long as no Termination Event shall have been deemed to have occurred or shall have been declared to have occurred, the Issuer shall instruct the institution maintaining the Collection Account in writing to invest funds on deposit in the Series 2001-1 Subaccounts at all times in Permitted Investments selected by the Issuer (by standing instructions or otherwise); PROVIDED, HOWEVER, that funds on deposit in a Series 2001-1 Subaccount may be invested together with funds held in other subaccounts of the Collection Account. Amounts on deposit and available for investment in the Series 2001-1 Principal Collection Subaccount shall be invested by the Indenture Trustee, at the written direction of the Issuer during the Revolving Period in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the next Business Day and during the Amortization Period in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Payment Date. Amounts on deposit and available for investment in the Series 2001-1 Expense Subaccount shall be invested by the Indenture Trustee; at the written direction of the Issuer, so long as no Termination Event shall have been deemed to have occurred or shall have been declared to have occurred, in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Payment Date. Amounts on deposit and available for investment in the Series 2001-1 Collection Subaccount shall be invested by the Indenture Trustee; at the written direction of the Issuer, so long as no Termination Event shall have been deemed to have occurred or shall have been declared to have occurred, in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Payment Date. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 2001-1 Collection Subaccount, the Series 2001-1 Principal Collection Subaccount and the Series 2001-1 Expense Subaccount shall be deposited in the Series 2001-1 Collection Subaccount. The Issuer shall not direct the Indenture Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written direction as provided hereunder, all funds on deposit in the Collection Account shall remain uninvested.

         (c) After the deemed or declared occurrence of a Termination Event, the Administrative Agent shall instruct the institution maintaining the Collection Account in writing to invest funds on deposit in the Series 2001-1 Subaccounts from time to time in Permitted Investments selected by the Administrative Agent (by standing instructions or otherwise). Amounts on deposit and available for investment in the Series 2001-1 Subaccounts shall be invested by the Indenture Trustee at the written direction of the Administrative Agent in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Payment Date. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 2001-1 Subaccounts shall be deposited in the Series 2001-1 Collection Subaccount. The Administrative Agent shall not direct the Indenture Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written direction as provided hereunder, all funds on deposit shall remain uninvested.

         SECTION 5A.2. ALLOCATIONS WITH RESPECT TO THE SERIES 2001-1 INVESTOR NOTES.

         (a) PRIOR TO A DOWNGRADE EVENT. For so long as no Downgrade Event shall have occurred and be continuing, on each Business Day during the Revolving Period on which the Collection Agent receives Collections in the form of available funds in the Lock-Box

Accounts prior to 12:00, New York City time (each a "SERIES 2001-1 DEPOSIT DATE"), the Collection Agent shall allocate to the Series 2001-1 Investor Notes an amount equal to the product of the Series 2001-1 Invested Percentage on such Business Day and the aggregate amount of Collections so received on such Business Day and shall, at the election of the Collection Agent on behalf of the
Issuer:

                  (i) apply such funds pursuant to Section 2.3 of the Receivables Purchase Agreement or to reduce the outstanding principal amount of the Subordinated Note;

                  (ii) deposit such funds to the Collection Account for allocation to the Series 2001-1 Principal Collection Subaccount; or

                  (iii) deposit such funds to the Collection Account for allocation to the Series 2001-1 Accrued Expense Account;

         provided, however that

                           (A) during each Reporting Period, the Collection
                  Agent shall retain from such funds an aggregate amount equal to the Accrued Expense Amount for every Business Day during the Settlement Period ending during such Reporting Period and hold such funds on behalf of the Issuer or deposit such funds into the Collection Account for allocation to the Series 2001-1 Accrued Expense Account;

                           (B) if there is a Series 2001-1 Allocated Receivables
                  Deficiency, the Collection Agent shall deposit into the Collection Account for allocation to the Series 2001-1 Principal Collection Subaccount the lesser of (x) the amount of such funds less any amounts retained by the Collection Agent pursuant to clause (A) above and (y) the amount of such funds sufficient to cure such Series 2001-1 Allocated Receivables Deficiency; and

                           (C) during any Paydown Period, the Collection Agent
                  shall deposit into the Collection Account for allocation to the Series 2001-1 Principal Collection Subaccount an amount from such funds equal to the Paydown Percentage with respect to such Paydown Period of the amount of such funds less any amounts retained by the Collection Agent pursuant to clause
                  (A) above.

Not later than 1:00 p.m., New York City time, on each Transfer Date, the Collection Agent shall deposit into the Collection Account the portion of the funds retained by the Collection Agent during the Reporting Period then ending pursuant to clause (A) of the proviso to SECTION 5A.2(a) and not previously deposited into the Collection Account and direct the Indenture Trustee to allocate such funds to the Series 2001-1 Expense Subaccount. Pending the deposit of funds retained by the Collection Agent pursuant to clause (A) of the proviso to SECTION 5A.2(a) into the Collection Account, the Collection Agent shall hold such funds on behalf of the Issuer but shall not be required to segregate such funds from the funds of Goodyear.

         (b) AFTER A DOWNGRADE EVENT. On each Series 2001-1 Deposit Date during the Revolving Period after a Downgrade Event shall have occurred and is continuing, the Collection Agent shall deposit or cause to be deposited into the Collection Account prior to 12:00, New York City time on such Series 2001-1 Deposit Date an amount equal to the product of the Series 2001-1 Invested Percentage and the aggregate amount of Collections so received on such Series 2001-1 Deposit Date and direct the Indenture Trustee in writing to allocate such funds to the Series 2001-1 Collection Subaccount and to further allocate such funds as follows:

                  (i) to the Series 2001-1 Expense Subaccount, an amount equal to the Accrued Expense Amount for each Business Day since the immediately preceding Series 2001-1 Deposit Date; PROVIDED, HOWEVER that if Goodyear is the Collection Agent the Collection Agent may direct the Indenture Trustee in writing to withhold from such allocation, and pay to the Collection Agent, an amount equal to the Daily Collection Agent Fee Amount for each Business Day since the immediately preceding Series 2001-1 Deposit Date; and

                  (ii) following the transfer pursuant to clause (i) above, to the Series 2001-1 Principal Collection Subaccount, any remaining funds on deposit in the Series 2001-1 Collection Subaccount.

The Collection Agent shall deposit into the Collection Account an amount equal to the funds paid to the Collection Agent on account of the Daily Collection Agent Fee Amount for each Business Day during any Settlement Period pursuant to clause (i) above and direct the Indenture Trustee to allocate such funds to the Series 2001-1 Expense Subaccount not later than 1:00 p.m., New York City time, on the Transfer Date preceding the Payment Date on which such amounts are payable to the Collection Agent hereunder. Pending deposit of those funds, those funds shall represent a deposit on behalf of the Issuer of the Series 2001-1 Collection Agent Fee payable to the Collection Agent and the Collection Agent shall not be required to segregate such funds from the funds of Goodyear and may use such funds for the general corporate purposes of Goodyear..

         (c) SERIES 2001-1 PRINCIPAL COLLECTION SUBACCOUNT. On any Business Day during the Revolving Period (whether or not a Downgrade Event shall have occurred and be continuing), the Collection Agent may direct the Indenture Trustee in writing to:

                  (i) distribute to the Collection Agent on behalf of the Issuer for application pursuant to Section 2.3 of the Receivables Purchase Agreement or to reduce the outstanding principal amount of the Subordinated Note, the proceeds of any Increase deposited in the Series 2001-1 Principal Collection Subaccount pursuant to SECTION 2.3(d) on such Business Day; or

                  (ii) distribute to the Collection Agent all amounts on deposit in the Collection Account and allocated to the Series 2001-1 Principal Collection Subaccount for application on behalf of the Issuer pursuant to Section 2.3 of the Receivables Purchase Agreement or to reduce the outstanding principal amount of the Subordinated Note; provided, that

                  (A) no distribution to the Collection Agent shall be made pursuant to this SECTION 5A.2(c)(ii) to the extent that, after giving effect to such distribution, there would be a Series 2001-1 Allocated Receivables Deficiency; and

                  (B) during any Paydown Period, (x) amounts deposited into the Collection Account and allocated to the Series 2001-1 Principal Collection Subaccount pursuant to Clause (C) of the proviso to SECTION 5A.2(a) and (y) the Paydown Percentage with respect to such Paydown Period of all amounts deposited in the Collection Account and allocated to the Series 2001-1 Principal Collection Subaccount pursuant to
         SECTION 5A.2(b)(ii) shall be retained in the Series 2001-1 Principal Collection Subaccount and applied to effect a Decrease in accordance with SECTION 2.5(a).

         (d) TERMINATION EVENT. No later than one Business Day after the deemed or declared occurrence of a Termination Event, the Collection Agent shall (x) deposit into the Collection Account and direct the Indenture Trustee to allocate to the Series 2001-1 Collection Subaccount any Collections allocated to the Series 2001-1 Investor Noteholders that have not been applied pursuant to
Section 2.3 of the Receivables Purchase Agreement or to reduce the outstanding principal amount of the Subordinated Note or otherwise deposited into the Collection Account hereunder and (y) direct the Indenture Trustee in writing to allocate to the Series 2001-1 Collection Subaccount all funds then allocated to the Series 2001-1 Principal Collection Subaccount.

         (e) AMORTIZATION PERIOD. On each Business Day during the Amortization Period on which the Collection Agent receives Collections in the form of available funds in the Lock-Box Accounts prior to 12:00, New York City time, the Collection Agent shall deposit into the Collection Account an amount equal to the product of the Series 2001-1 Invested Percentage on such Business Day and the aggregate amount of Collections received on such Business Day and direct the Indenture Trustee in writing to allocate such funds to the Series 2001-1 Investor Noteholders and the Series 2001-1 Collection Subaccount.

         (f) SERIES 2001-1 INITIAL FUNDING DATE. The Issuer hereby directs the Indenture Trustee to pay to the Seller the proceeds from the initial sale of the Series 2001-1 Investor Notes for application in accordance with Section 2.3 of the Receivables Purchase Agreement.

         (g) COLLECTIONS ALLOCATED TO OTHER SERIES OF INVESTOR NOTES. The Collection Agent shall direct the Indenture Trustee in writing to allocate to the Series 2001-1 Investor Noteholders and the Series 2001-1 Principal Collection Subaccount any amounts allocated to another Series of Investor Notes that the Issuer or the Collection Agent, on behalf of the Issuer, has elected to apply to reduce the Series 2001-1 Invested Amount.

         (h) DECREASE. If the Collection Agent shall have given the Administrative Agent written notice of a Decrease in accordance with SECTION 2.5(a), the Collection Agent may direct the Indenture Trustee in writing by 10:00 a.m., New York City time, on the date of such Decrease, to withdraw amounts on deposit in the Series 2001-1 Principal Collection Subaccount and reduce the Series 2001-1 Invested Amount on the date of such Decrease in accordance with SECTIONS 2.5 and 5A.6(d).

         SECTION 5A.3. DETERMINATION OF INTEREST

         (a) On the third Business Day prior to each Payment Date, the Collection Agent shall determine the Series 2001-1 Note Rate for the most recent Settlement Period, based on the information provided by the Funding Agents pursuant to this SECTION 5A.3(a), and the amount of interest payable on such Payment Date on the Series 2001-1 Investor Notes ("SERIES 2001-1 MONTHLY INTEREST"). Series 2001-1 Monthly Interest for each Series 2001-1 Interest Period will equal the product of (i) the Series 2001-1 Note Rate for such Settlement Period, (ii) the average daily Series 2001-1 Invested Amount during such Settlement Period and (iii) the actual number of days elapsed in such Settlement Period divided by 360. On the fifth Business Day prior to each Payment Date, the Funding Agent with respect to each Purchaser shall provide written notice to the Collection Agent of the Monthly Funding Costs with respect to such Purchaser with respect to the most recent Settlement Period.

         (b) On the third Business Day prior to each Payment Date, the Collection Agent shall determine the excess, if any (the "INTEREST SHORTFALL"), of (i) the sum of (x) the Series 2001-1 Monthly Interest for the most recent Settlement Period and (y) the amount of any unpaid Interest Shortfall, as of the preceding Payment Date (together with any Additional Interest on such Interest Shortfall) OVER (ii) the amount which will be available to be distributed to the Purchasers on such Payment Date in respect thereof pursuant to this Indenture Supplement. If the Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("ADDITIONAL INTEREST") equal to the product of (A) the number of days until such Interest Shortfall shall be repaid divided BY 365 (or 366, as the case may be), (B) the Alternate Base Rate plus 2.0% and (C) such Interest Shortfall (or the portion thereof which has not been paid to the Series 2001-1 Investor Noteholders) shall be payable as provided herein on each Payment Date following such Payment Date, to but excluding the Payment Date on which such Interest Shortfall is paid to the Series 2001-1 Investor Noteholders.

         SECTION 5A.4. MONTHLY APPLICATION OF COLLECTIONS.

         (a) On each Payment Date during the Revolving Period, based solely on the information contained in the Monthly Settlement Statement with respect to Series 2001-1 Investor Notes, the Indenture Trustee shall apply the following amounts allocated to the Series 2001-1 Expense Subaccount on such Payment Date in the following order of priority:

                  (i) if Goodyear is not the Collection Agent, to the Collection Agent, an amount equal to the Series 2001-1 Collection Agent Fee for the most recent Settlement Period;

                  (ii) to the Administrative Agent, for the account of the Series 2001-1 Investor Noteholders, an amount equal to the Series 2001-1 Monthly Interest payable on such Payment Date plus the amount of any unpaid Interest Shortfall, as of the preceding Payment Date, together with any Additional Interest on such Interest Shortfall (such amount, the "MONTHLY INTEREST PAYMENT");

                  (iii) to the Administrative Agent, for the account of the Series 2001-1 Investor Noteholders, an amount equal to the Unused Fee for the most recent Settlement Period plus the amount of any unpaid Unused Fee for any prior Settlement Period (such amount, the "UNUSED FEE PAYMENT");

                  (iv) if Goodyear is the Collection Agent, to the Collection Agent, an amount equal to the Series 2001-1 Collection Agent Fee for the most recent Settlement Period;

                  (v) to the Administrative Agent, for the account of the applicable Series 2001-1 Investor Noteholders, an amount equal to any Increased Costs payable on such Payment Date; and

                  (vi) to the Issuer, any amounts remaining on deposit in the Series 2001-1 Expense Subaccount.

         (b) On each Payment Date during the Amortization Period, based solely on the information contained in the Monthly Settlement Statement with respect to Series 2001-1 Investor Notes, the Indenture Trustee shall apply the following amounts allocated to the Series 2001-1 Collection Subaccount on such Payment Date in the following order of priority:

                  (i) if Goodyear is not the Collection Agent, to the Collection Agent, an amount equal to the Series 2001-1 Collection Agent Fee for the most recent Settlement Period;

                  (ii) to the Administrative Agent , for the account of the Series 2001-1 Investor Noteholders, an amount equal to the Series 2001-1 Monthly Interest Payment;

                  (iii) if Goodyear is the Collection Agent, to the Collection Agent, an amount equal to the Series 2001-1 Collection Agent Fee for the most recent Settlement Period;

                  (iv) to the Administrative Agent, for the account of the Series 2001-1 Investor Noteholders, an amount up to the Series 2001-1 Invested Amount on such Payment Date;

                  (v) to the Administrative Agent, for the account of the applicable Series 2001-1 Investor Noteholders, an amount equal to any Increased Costs payable on such Payment Date; and

                  (vi) to the Issuer, any amounts remaining on deposit in the Series 2001-Collection Subaccount.

         SECTION 5A.5. PAYMENT OF MONTHLY INTEREST PAYMENT, FEES AND EXPENSES.

         (a) Upon the receipt of funds from the Indenture Trustee on each Payment Date on account of the Monthly Interest Payment, the Administrative Agent shall pay to each

Funding Agent with respect to a Purchaser an amount equal to the Monthly Funding Costs with respect to such Purchaser with respect to the most recent Settlement Period plus the amount of any unpaid Interest Shortfall payable to such Purchaser as of the preceding Payment Date, together with any Additional Interest thereon. If the amount paid to the Administrative Agent on any Payment Date pursuant to SECTION 5A.4 is less than the Monthly Interest Payment on such Payment Date, the Administrative Agent shall pay the amount available to the Funding Agents, on behalf of the Purchasers, on a pro rata basis, based on the Monthly Funding Costs with respect to each Purchaser with respect to the most recent Settlement Period.

         (b) Upon the receipt of funds from the Indenture Trustee on each Payment Date on account of the Unused Fee Payment, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser an amount equal to the Unused Fee payable to such Purchaser with respect to the most recent Settlement Period plus the amount of any unpaid Unused Fee for any prior Settlement Period payable to such Purchaser. If the amount paid to the Administrative Agent on any Payment Date pursuant to SECTION 5A.4 is less than the Unused Fee Payment on such Payment Date, the Administrative Agent shall pay the amount available to the Funding Agents, on behalf of the Purchasers, on a pro rata basis, based on the Unused Fee payable to each Purchaser with respect to the most recent Settlement Period.

         (c) Upon the receipt of funds from the Indenture Trustee on any Payment Date on account of Increased Costs, the Administrative Agent shall pay such amounts to the Funding Agent with respect to the CP Conduit Purchaser or the APA Bank owed such amounts. If the amounts paid to the Administrative Agent on any Payment Date pursuant to SECTION 5A.4 are less than the Increased Costs due and payable on such Payment Date, the Administrative Agent shall pay the amounts available to the Funding Agents with respect to the CP Conduit Purchasers and APA Banks owed such amounts, on a pro rata basis, based on the amounts owing to such CP Conduit Purchasers and APA Banks.

         SECTION 5A.6. DETERMINATION AND PAYMENT OF PRINCIPAL.

         (a) The principal amount of the Series 2001-1 Investor Notes shall be due and payable on the Final Maturity Date.

         (b) The amount of principal distributable to the Series 2001-1 Investor Noteholders on any Payment Date during the Amortization Period (the "MONTHLY PRINCIPAL PAYMENT") shall be equal to the amount available on such Payment Date to be distributed to the Administrative Agent pursuant to SECTION 5A.4(b)(iv).

         (c) Upon the receipt of funds from the Indenture Trustee on any Payment Date on account of the Monthly Principal Payment, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser, such Purchaser's Pro Rata Share of the Monthly Principal Payment.

         (d) On the date of any Decrease, the Indenture Trustee shall pay to the Administrative Agent, for the account of the Series 2001-1 Investor Noteholders, from the Series 2001-1 Principal Collection Subaccount the amount of the Decrease indicated in the request received by the Indenture Trustee pursuant to SECTION 2.5(a). Upon the receipt of funds on account of a Decrease from the Indenture Trustee, the Administrative Agent shall pay

                  (i) during a Paydown Period, to each Funding Agent with respect to a Non-Extending Purchaser, a pro rata amount of such Decrease, based on the Purchaser Invested Amount with respect to such Non-Extending Purchaser relative to the Purchaser Invested Amounts with respect to all Non-Extending Purchasers on the date of such Decrease; and

                  (ii) other than during any Paydown Period, to each Funding Agent with respect to a Purchaser, such Purchaser's Pro Rata Share of the amount of such Decrease (or, in the case of a Decrease occurring on a date when the aggregate Purchaser Invested Amounts of all Non-Extending Purchasers shall have been reduced to zero, such Purchaser's Pro Rata Share of the amount of such Decrease remaining after the application of such Decrease pursuant to SECTION 5A.6(d)(i)).

Each Purchaser's share of the amount of any Decrease on any Business Day shall be allocated by such Purchaser first to reduce the Available CP Funding Amount with respect to such Purchaser and the Available APA Bank Funding Amount with respect to such Purchaser on such Business Day and then to reduce the portion of the Purchaser Invested Amount with respect to such Purchaser allocated to CP Tranches and Eurodollar Tranches in such order as such Purchaser may select in order to minimize costs payable pursuant to SECTION 7.4.

                                   ARTICLE 4

                               TERMINATION EVENTS
                               ------------------

         If any one of the following events shall occur with respect to the Series 2001-1 Investor Notes:

         (a) a Series 2001-1 Allocated Receivables Deficiency shall occur and continue for two Business Days after the earlier to occur of (i) the date upon which the Issuer or the Collection Agent obtains knowledge of such Series 2001-1 Allocated Receivables Deficiency and (ii) the date on which written notice of such Series 2001-1 Allocated Receivables Deficiency shall have been given to the Issuer or the Collection Agent by the Administrative Agent or any Funding Agent;

         (b) a Purchase Termination Event shall have occurred and the Issuer's obligation to purchase Receivables under the Receivables Purchase Agreement shall have terminated in accordance with Section 6.1 of the Receivables Purchase Agreement;

         (c) an Event of Default with respect to the Series 2001-1 Investor Notes shall have occurred and the maturity of the Series 2001-1 Investor Notes shall have been accelerated in accordance with Section 9.2 of the Base Indenture;

         (d) an Insolvency Event shall occur with respect to Goodyear or the Issuer;

         (e) the Indenture Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Collateral, free and clear of any Adverse Claims, other than Permitted Liens, or any of Goodyear, the Issuer or any Affiliate of either thereof shall so assert in writing; PROVIDED, HOWEVER that a Termination Event may not be declared under this paragraph (e) if there shall be a lien on one or more Purchased Receivables and (x) the Seller shall repurchase such Purchased Receivables in accordance with Section 2.6 of the Receivables Purchase Agreement or (y) the Collection Agent shall make payment of a Collection Agent Indemnification Amount in respect of such Purchased Receivables in accordance with Section 5.2 of the Collection Agency Agreement;

         (f) there shall have been filed against Goodyear, Dunlop or the Issuer
(i) a notice of federal tax lien from the Internal Revenue Service or (ii) a notice of lien from the PBGC under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies;

         (g) the Seller shall fail to maintain 100% ownership of the Issuer;

         (h) the long-term unsecured senior debt of the Seller shall be rated below BB by S&P or below Ba2 by Moody's;

         (i) any Collection Agent Termination Event shall have been declared in accordance with the Collection Agency Agreement;

         (j) the average Dilution Ratio for the three preceding Settlement Periods exceeds 4.75%;

         (k) the average Default Ratio for the three preceding Settlement Periods exceeds 1.75%;

         (l) the average Delinquency Ratio for the three preceding Settlement Periods exceeds 7.25%;

         (m) the failure on the part of the Issuer to make any payment or deposit required by the terms of the Base Indenture, this Indenture Supplement or any other Transaction Document and such failure continues unremedied for two Business Days;

         (n) any material provision of the Base Indenture, this Indenture Supplement, the Collection Agency Agreement or the Receivables Purchase Agreement shall cease, for any reason, to be in full force and effect or any of the Seller, the Collection Agent or the Issuer shall so assert in writing;

         (o) the failure on the part of the Issuer to duly to observe or perform in any material respect any covenants or agreements of the Issuer set forth in the Base Indenture, this Indenture Supplement or any other Transaction Document (other than those covered by clause (m) above) and such failure continues for thirty days after the earlier to occur of (i) the date upon which the Issuer obtains knowledge of such failure or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the

Indenture Trustee, or to the Issuer and the Indenture Trustee by the Administrative Agent or any Purchaser;

         (p) any representation or warranty made by the Issuer in the Base Indenture or this Indenture Supplement or any information required to be delivered by the Issuer to the Indenture Trustee shall prove to have been incorrect in any material respect when made or when delivered which failure, if capable of being remedied, continues unremedied for 30 days after the earlier to occur of (i) the date upon which the Issuer obtains knowledge thereof and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Administrative Agent or any Purchaser;

         (q) the Seller shall enter into any corporate transaction or merger whereby it is not the surviving entity and the unsecured senior long-term debt of the surviving entity is rated less than BBB- by S&P or less than Baa3 by Moody's on the effective date of such transaction or merger;

         (r) the Seller shall fail to pay any principal of Funded Debt of the Seller which is then outstanding in a principal amount in excess of $25,000,000 at the scheduled maturity hereof, such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Funded Debt, and such Funded Debt is not paid within ten Business Days after the earlier of (i) the day on which an Authorized Officer of the Seller first obtains actual knowledge of such failure or (ii) written notice of such failure shall have been given to the Seller by the holder or holders of such Funded Debt; or Funded Debt of the Seller which is then outstanding in a principal amount in excess of $25,000,000 shall become due and payable prior to the scheduled maturity thereof as a result of the lawful acceleration thereof due to the occurrence of an event of default thereunder and such Funded Debt is not paid, or such acceleration thereof is not rescinded or annulled, within ten Business Days following such lawful acceleration thereof;

         (s) one or more judgments or decrees shall be entered against the Issuer involving in the aggregate a liability (not paid or fully covered by insurance) of $25,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

         (t) any Termination Event with respect to any other Series of Outstanding Investor Notes shall have been deemed to have occurred or shall have been declared to have occurred in accordance with the terms of the applicable Indenture Supplement;

then, in the case of any event described in clause (e) or (f) or clauses (i) through (t) above, after the applicable grace period, if any, the Indenture Trustee shall, acting at the direction of the Series 2001-1 Required Investor Noteholders, declare that a Termination Event has occurred with respect to the Series 2001-1 Investor Notes. In the case of any event described in clause (h) above, a Termination Event with respect to the Series 2001-1 Investor Notes will be deemed to have occurred without notice or other action on the part of the Indenture Trustee or the Series 2001-1 Investor Noteholders on the thirtieth day after the occurrence of such event if the Series 2001-1 Required Investor Noteholders shall not have waived the occurrence of such event prior to such day. In the case of any event described in clauses (a) through (d) and clause (g) above, a Termination Event with respect to the Series 2001-1 Investor Notes will be deemed to have occurred without notice or other action on the part of the Indenture Trustee or the Series 2001-1 Investor Noteholders.

                                   ARTICLE 5

                               OPTIONAL PREPAYMENT
                               -------------------

         The Issuer shall have the option to prepay all outstanding Series 2001-1 Investor Notes at any time by paying an amount equal to the Series 2001-1 Prepayment Amount. The Issuer shall give the Indenture Trustee and the Administrative Agent at least ten Business Days' prior written notice of the date on which the Issuer intends to exercise such option to prepay (the "PREPAYMENT DATE"). Upon receipt of any notice of a Prepayment Date from the Issuer, the Administrative Agent shall promptly notify the Funding Agent with respect to each Purchaser thereof. Not later than 11:00 A.M., New York City time, on such Prepayment Date, the Issuer shall deposit in the Collection Account for allocation to the Series 2001-1 Collection Subaccount an amount equal to the Series 2001-1 Prepayment Amount in immediately available funds. The funds deposited into the Series 2001-1 Collection Subaccount will be paid by the Indenture Trustee to the Administrative Agent, for the account of the Series 2001-1 Investor Noteholders, on such Prepayment Date. Upon the receipt of funds from the Indenture Trustee on any Prepayment Date, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser, the portion of the Series 2001-1 Prepayment Amount owing to such Purchaser.

                                   ARTICLE 6

                              COLLECTION AGENT FEE
                              --------------------

         SECTION 6.1. COLLECTION AGENT FEE. A periodic collection agent fee (the "Series 2001-1 Collection Agent Fee") shall be payable to the Collection Agent on each Payment Date for the preceding Settlement Period in an amount equal to the product of (a) the Collection Agent Fee Rate times (b) the daily average Series 2001-1 Allocated Net Receivables Balance for such Settlement Period times
(c) the number of days in such Settlement Period divided by 365 (or 366, as applicable) days. The Series 2001-1 Collection Agent Fee shall be payable to the Collection Agent on each Payment Date pursuant to Section 5A.4.

                                   ARTICLE 7

                             CHANGE IN CIRCUMSTANCES

         SECTION 7.1. ILLEGALITY. Notwithstanding any other provision herein, if any Change in Law shall make it unlawful for any Purchaser to make or maintain any portion of the Purchaser Invested Amount with respect to such Purchaser allocated to a Eurodollar Tranche and such Purchaser shall notify in writing the Administrative Agent, the Funding Agent with respect to such Purchaser, the Indenture Trustee and the Issuer, then the portion of such Purchaser Invested Amount allocated to Eurodollar Tranches shall thereafter be calculated by reference to the Alternate Base Rate. If any such change in the method of calculating interest occurs on a day which is not the last day of the Eurodollar Period with respect to any Eurodollar Tranche, the Issuer shall pay to such Purchaser the amounts, if any, as may be required pursuant to SECTION 7.4.

         SECTION 7.2. INCREASED COSTS.

         (a) If any Change in Law (except with respect to Taxes which shall be governed by SECTION 7.3) shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Affected Party or the London interbank market any other condition affecting the Transaction Documents or the funding of Eurodollar Tranches by such Affected Party;

and the result of any of the foregoing shall be to increase the cost to such Affected Party of making, converting into, continuing or maintaining Eurodollar Tranches (or maintaining its obligation to do so) or to reduce any amount received or receivable by such Affected Party hereunder or in connection herewith (whether principal, interest or otherwise), then the Issuer will pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional costs incurred or reduction suffered.

         (b) If any Affected Party reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Affected Party's capital or the capital of any corporation controlling such Affected Party as a consequence of its obligations hereunder to a level below that which such Affected Party or such corporation could have achieved but for such Change in Law (taking into consideration such Affected Party's or such corporation's policies with respect to capital adequacy), then from time to time, the Issuer shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for any such reduction suffered.

         (c) A certificate of an Affected Party setting forth the amount or amounts necessary to compensate such Affected Party as specified in subsections
(a) and (b) of this SECTION 7.2 shall be delivered to the Issuer (with a copy to the Administrative Agent and the Funding Agent with respect to such Affected Party) and shall be conclusive absent manifest error. The agreements in this Section shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

         (d) Failure or delay on the part of an Affected Party to demand compensation pursuant to this SECTION 7.2 shall not constitute a waiver of such Affected Party's right to demand such compensation; PROVIDED that the Issuer shall not be required to compensate any Affected Party pursuant to this Section
7.2 for any increased costs or reductions incurred more than 30 days prior to the date that such Affected Party notifies the Issuer of the Change in Law giving rise to such increased costs or reductions and of such Affected Party's intention to claim compensation therefor.

         SECTION 7.3. TAXES.

         (a) Any and all payments by or on account of any obligation of the Issuer hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the Issuer shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) subject to SECTION 7.3(c) below, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 7.3) the recipient receives an amount equal to the sum that it would have received had no such deductions been made,
(ii) the Issuer shall make such deductions and (iii) the Issuer shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, the Issuer shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) The Issuer shall indemnify the Administrative Agent, each Funding Agent, each Program Support Provider and each Purchaser within the later of 10 days after written demand therefor and the Payment Date next following such demand for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Funding Agent, such Program Support Provider or such Purchaser on or with respect to any payment by or on account of any obligation of the Issuer hereunder or under any other Transaction Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this SECTION 7.3) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; PROVIDED that no Person shall be indemnified pursuant to this SECTION 7.3(c) or required to pay additional amounts under the proviso of SECTION 7.3(a) to the extent that the reason for such indemnification results from the failure by such Person to comply with the provisions of SECTION 7.3(e) (g) or (h). A certificate as to the amount of such payment or liability delivered to the Issuer by the Administrative Agent, any Funding Agent, any Program Support Provider or any Purchaser shall be conclusive absent manifest error. Any payments made by the Issuer pursuant to this SECTION
7.3 shall be made solely from funds available therefor pursuant to SECTION 5A.4 and from any other funds otherwise payable to the Issuer pursuant to the Base Indenture or any Indenture Supplement, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Issuer to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Issuer to a Governmental Authority, the Issuer shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) The Administrative Agent, each Funding Agent, each Purchaser and each Program Support Provider, if entitled to an exemption from or reduction of an Indemnified Tax or Other Tax with respect to payments made under this Indenture Supplement and the Base

Indenture shall (to the extent legally able to do so) deliver to the Issuer (with a copy to the Administrative Agent) such properly completed and executed documentation prescribed by applicable law and reasonably requested by the Issuer on the later of (i) 20 Business Days after such request is made and the applicable forms are provided to the Administrative Agent, such Funding Agent, such Purchaser or such Program Support Provider or (ii) 20 Business Days before prescribed by applicable law as will permit such payments to be made without withholding or with an exemption from or reduction of Indemnified Taxes or Other Taxes.

         (f) If the Administrative Agent, any Funding Agent, any Program Support Provider or any Purchaser receives a refund solely in respect of Indemnified Taxes or Other Taxes, it shall pay over such refund to the Issuer to the extent that it has already received indemnity payments or additional amounts pursuant to this SECTION 7.3 with respect to such Indemnified Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED, HOWEVER, that the Issuer shall, upon request of the Administrative Agent, such Funding Agent, such Program Support Provider or such Purchaser, repay such refund (plus interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Funding Agent, such Program Support Provider or such Purchaser if the Administrative Agent, such Funding Agent, such Program Support Provider or such Purchaser is required to repay such refund to such Governmental Authority. Nothing contained herein shall require the Administrative Agent, any Funding Agent, any Program Support Provider or any Purchaser to make its tax returns (or any other information relating to its taxes which it deems confidential) available to the Issuer or any other Person.

         (g) If any Purchaser is an entity that is not incorporated or organized under the laws of the United States of America or a state thereof or the District of Columbia, such Purchaser shall:

                  (i) upon or prior to becoming a party to any Transaction Document, deliver to the Issuer and the Administrative Agent two duly completed copies of IRS Form W-8BEN or Form W-8ECI, or successor applicable forms, as the case may be;

                  (ii) deliver to the Issuer and the Administrative Agent two
         (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Issuer; and

                  (iii) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably be requested by the Issuer and the Administrative Agent;

unless, in any such case, any change in treaty, law or regulation has occurred after the Series 2001-1 Closing Date (or, if later, the date such Purchaser becomes a party to any Transaction Document) and prior to the date on which any such delivery would otherwise be required which renders the relevant form inapplicable or which would prevent such Purchaser from duly completing and delivering the relevant form with respect to it, and such Purchaser so advises the Issuer and the Administrative Agent.

         (h) If a beneficial or equity owner of a Purchaser (instead of the Purchaser itself) is required under United States federal income tax law or the terms of a relevant treaty to provide IRS Form W-8BEN or IRS Form W-8ECI or any successor applicable forms, as the case may be, in order to claim an exemption from withholding of United Stated federal income taxes or backup withholding taxes, then each such beneficial owner or equity owner shall be considered to be a Purchaser for purposes of SECTION 7.3 (g).

         SECTION 7.4. BREAK FUNDING PAYMENTS. The Issuer agrees to indemnify each Purchaser and to hold each Purchaser harmless from any loss or expense which such Purchaser may sustain or incur as a consequence of (a) default by the Issuer in making a borrowing of, conversion into or continuation of a CP Tranche or a Eurodollar Tranche after the Issuer has given irrevocable notice requesting the same in accordance with the provisions of this Indenture Supplement, or (b) default by the Issuer in making any prepayment in connection with a Decrease after the Issuer has given irrevocable notice thereof in accordance with the provisions of SECTION 2.5 or (c) the making of a prepayment of a CP Tranche or a Eurodollar Tranche (including, without limitation, any Decrease) prior to the termination of the CP Rate Period for such CP Tranche or the Eurodollar Period for such Eurodollar Tranche, as the case may be. Such indemnification shall include an amount determined by the Funding Agent with respect to such Purchaser and shall equal either (x) the excess, if any, of (i) such Purchaser's cost of funding the amount so prepaid or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the CP Rate Period or the Eurodollar Period (or in the case of a failure to borrow, convert or continue, the CP Rate Period or the Eurodollar Period that would have commenced on the date of such prepayment or of such failure), as the case may be, over (ii) the amount of interest earned by such Purchaser upon redeployment of an amount of funds equal to the amount prepaid or not borrowed, converted or continued for a comparable period or (y) if such Purchaser is able to terminate the funding source before its scheduled maturity, any costs associated with such termination; provided that any payments made by the Issuer pursuant to this subsection shall be made solely from funds available therefor pursuant to SECTION 5A.4 and from any other funds otherwise payable to the Issuer pursuant to the Base Indenture or any Indenture Supplement, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Issuer to the extent that such funds are insufficient to make such payment. This covenant shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Funding Agent on behalf of a Purchaser to the Issuer shall be conclusive absent manifest error.

         SECTION 7.5. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Eurodollar Period:

         (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Eurodollar Period, or

         (b) the Administrative Agent is advised by any Purchaser that the Adjusted LIBO Rate for such Eurodollar Period will not adequately and fairly reflect the cost to such Purchaser of making or maintaining the Eurodollar Tranches during such Eurodollar Period, then the Administrative Agent shall promptly give telecopy or telephonic notice thereof to the Issuer and the Indenture Trustee, whereupon until the Administrative Agent notifies the Issuer and the Indenture Trustee that the circumstances giving rise to such notice no longer exist, the Available APA Bank Funding Amount with respect to any Purchaser (in the case of clause (a) above) or with respect to such Purchaser (in the case of clause (b) above) shall not be allocated to any Eurodollar Tranche.

         SECTION 7.6. MITIGATION OBLIGATIONS. If an Affected Party requests compensation under SECTION 7.2, or if the Issuer is required to pay any additional amount to any Purchaser or any Governmental Authority for the account of any Purchaser pursuant to SECTION 7.3, then, upon written notice from the Issuer, such Affected Party or Purchaser, as the case may be, shall use commercially reasonable efforts to designate a different lending office for funding or booking its obligations hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, which pays a price for such assignment which is acceptable to such Purchaser and its assignee, in the judgment of such Affected Party or Purchaser, if such designation or assignment (i) would eliminate or reduce amounts payable pursuant to SECTION 7.2 or 7.3, as the case may be, in the future and (ii) would not subject such Affected Party or Purchaser to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Affected Party or Purchaser. The Issuer hereby agrees to pay all reasonable costs and expenses incurred by such Affected Party or Purchaser in connection with any such designation or assignment.

                                   ARTICLE 8

                    REPRESENTATIONS AND WARRANTIES, COVENANTS
                    -----------------------------------------

         SECTION 8.1. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND GOODYEAR. The Issuer and Goodyear each hereby represents and warrants to the Indenture Trustee, the Administrative Agent, each Funding Agent and each Purchaser that:

         (a) each and every of their respective representations and warranties contained in the Transaction Documents is true and correct as of the Series 2001-1 Closing Date and true and correct in all material respects as of the Series 2001-1 Initial Funding Date and as of the date of each Increase;

         (b) each of the Series 2001-1 Investor Notes has been duly authorized and executed by the Issuer and when duly authenticated by the Indenture Trustee and delivered to the Series 2001-1 Investor Noteholders in accordance with the terms of this Indenture Supplement will constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles; and

         (c) as of the Series 2001-1 Closing Date, they have not engaged, in connection with the offering of the Series 2001-1 Investor Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

         SECTION 8.2. COVENANTS OF THE ISSUER AND GOODYEAR. The Issuer and Goodyear hereby agree, in addition to their obligations hereunder, that:

         (a) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Base Indenture and all other Transaction Documents to which each is a party;

         (b) they shall afford each Funding Agent with respect to a Purchaser, the Indenture Trustee or any representatives of any such Funding Agent or the Indenture Trustee access to all records relating to the Receivables at any reasonable time during regular business hours, upon reasonable prior notice (and with one Business Day's prior notice if a Termination Event shall have been deemed to have occurred or shall have been declared to have occurred), for purposes of inspection and shall permit such Funding Agent, the Indenture Trustee or any representative of such Funding Agent or the Indenture Trustee to visit any of the Issuer's or Goodyear's, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of the Issuer or Goodyear with their respective officers and employees and, with reasonable prior notice to Goodyear, together with Goodyear, with their independent certified public accountants;

         (c) they shall promptly provide such additional financial and other information with respect to the Transaction Documents, the Issuer, Goodyear, Dunlop or the Receivables as the Administrative Agent or any Funding Agent may from time to time reasonably request; and

         (d) they shall not take any action, nor permit Dunlop to take any action, requiring the satisfaction of the Rating Agency Condition pursuant to any Transaction Document, other than the issuance of any series of Investor Notes, without the prior written consent of the Series 2001-1 Required Investor Noteholders.

         SECTION 8.3. COVENANTS OF THE COLLECTION AGENT. The Collection Agent hereby agrees that:

         (a) it shall provide to the Indenture Trustee, the Administrative Agent and each Funding Agent, on the second Business Day prior to each Payment Date, a Monthly Settlement Statement, substantially in the form of EXHIBIT C, setting forth as of the last day of the most recent Settlement Period and for such Settlement Period the information set forth therein;

         (b) it shall provide to the Indenture Trustee, the Administrative Agent and each Funding Agent, on each Weekly Reporting Date after the occurrence and during the continuance of a Downgrade Event, a Weekly Report, substantially in the form of EXHIBIT D, setting forth as of the last day of the most recent calendar week and for such calendar week the information set forth therein; PROVIDED, HOWEVER that the Weekly Reports delivered during the first 60 days following the occurrence of the first Downgrade Event may contain a calculation of the Net Receivables Balance that uses the amounts contained in clause (ii) of the definition thereof as of the last day of the most recent calendar month and that recognizes Receivables as Delinquent Receivables or Defaulted Receivables only if they were Delinquent Receivables or Defaulted Receivables, as the case may be, as of the last day of the most recent calendar month; and

         (c) it shall provide to the Administrative Agent simultaneously with delivery to the Indenture Trustee, all reports, notices, certificates, statements and other documents required to be delivered to the Indenture Trustee pursuant to the Base Indenture and the other Transaction Documents, and furnish to the Administrative Agent promptly after receipt thereof a copy of each notice, demand or other material communication (excluding routine communications) received by or on behalf of the Issuer or the Collection Agent with respect to the Transaction Documents. The Administrative Agent shall distribute to the Funding Agents copies of all reports, notices, certificates, statements and other documents delivered to it pursuant to this SECTION 8.3(b).

         SECTION 8.4. OBLIGATIONS UNAFFECTED. The obligations of the Issuer and the Collection Agent to the Funding Agent and the Purchasers under this Indenture Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables.

         SECTION 8.5. DESIGNATION OF ELIGIBLE SPECIAL OBLIGORS AND ADDITIONAL ELIGIBILITY CRITERIA. The Issuer, the Collection Agent, the Indenture Trustee, each of the CP Conduit Purchasers, each of the APA Banks, each of the Funding Agents and the Administrative Agent hereby agree that:

         (a) TBC Corporation and Heafner Tire Group are hereby designated as Eligible Special Obligors each with a Concentration Factor of 5%;

         (b) the Issuer, with the prior written consent of each Funding Agent, may designate any other Obligor as an Eligible Special Obligor hereunder by giving written notice of such designation and the applicable Concentration Factor, together with evidence of the prior written consent of the Funding Agents to such designation, to the Indenture Trustee and the Collection Agent;

         (c) TBC Corporation, Heafner Tire Group and any Obligor designated as an Eligible Special Obligor in accordance with clause (b) of this Section 8.5 shall remain designated as an Eligible Special Obligor hereunder only until the date no less than 30 days after the date of any written notice given by a Funding Agent to the Issuer, the Collection Agent and the Indenture Trustee to the effect that, based on such Funding Agent's reasonable credit judgment, such Obligor shall no longer be designated as an Eligible Special Obligor hereunder; and

         (d) any Funding Agent may request the Indenture Trustee in writing to give the Issuer and the Collection Agent written notice of additional criteria and requirements mandated by either of the Rating Agencies with respect to trade receivable securitizations funded by multi-seller commercial paper conduits that each Receivable will be required to satisfy to be considered an "Eligible Receivable" after a date no less than 60 days after the date of such notice set forth in such notice.

                                   ARTICLE 9

                              CONDITIONS PRECEDENT
                              --------------------

         SECTION 9.1. CONDITIONS PRECEDENT TO EFFECTIVENESS OF INDENTURE SUPPLEMENT. This Indenture Supplement shall become effective on the date (the "Effective Date") on which the following conditions precedent have been satisfied:

         (a) DOCUMENTS. The Administrative Agent shall have received an original copy for each CP Conduit Purchaser and the Funding Agent and the APA Bank with respect to such CP Conduit Purchaser, each executed and delivered in form and substance satisfactory to it of (i) the Base Indenture, executed by a duly authorized officer of each of the Issuer and the Indenture Trustee, (ii) the Dunlop Receivables Purchase Agreement, executed by a duly authorized officer of each of Dunlop and the Seller, (iii) the Receivables Purchase Agreement, executed by a duly authorized officer of each of the Seller and the Issuer, (iv) this Indenture Supplement, executed by a duly authorized officer of each of the Issuer, the Collection Agent, the Indenture Trustee, the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the APA Banks and (v) the Collection Agency Agreement, executed by a duly authorized officer of each of the Issuer, the Collection Agent and the Indenture Trustee.

         (b) CORPORATE DOCUMENTS; PROCEEDINGS OF THE ISSUER, DUNLOP AND GOODYEAR. The Administrative Agent shall have received, with a copy for each CP Conduit Purchaser and the Funding Agent and the APA Bank with respect to such CP Conduit Purchaser, from the Issuer, Goodyear and Dunlop true and complete copies of:

                  (i) to the extent applicable, the articles of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

                  (ii) a certificate of the Secretary or an Assistant Secretary of each of the Issuer, Goodyear and Dunlop, dated the Effective Date and certifying (A) in the case of Dunlop, that attached thereto is a true and complete copy of the limited liability company agreement of Dunlop, as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Funding Agent, of the Board of Directors of such Person or committees thereof authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing any Transaction Documents or any other document delivered in connection herewith or therewith on behalf of such Person;

                  (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

         (c) GOOD STANDING CERTIFICATES. The Administrative Agent shall have received copies of certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction, with respect to the Issuer, Goodyear and Dunlop in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Issuer, Goodyear or Dunlop, as the case may be.

         (d) CONSENTS, LICENSES, APPROVALS, ETC. The Administrative Agent shall have received, with a counterpart for each CP Conduit Purchaser and the Funding Agent and the APA Bank with respect to such CP Conduit Purchaser, certificates dated the date hereof of an Authorized Officer of the Issuer, Goodyear and Dunlop stating either (i) that all material consents, licenses and approvals required in connection with the execution, delivery and performance by the Issuer, Goodyear and Dunlop of the Transaction Documents to which it is a party and the validity and enforceability of the Transaction Documents to which it is a party against the Issuer, Goodyear and Dunlop, respectively are in full force and effect or (ii) that no such consents, licenses or approvals are so required.

         (e) NO LITIGATION. The Administrative Agent shall have received confirmation that, except as set forth on Schedule II, as to which no representation or warranty is made, there is no pending or, to their knowledge after due inquiry, threatened action or proceeding affecting the Issuer, Goodyear or Dunlop or any Subsidiaries of Goodyear before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

         (f) LIEN SEARCHES. The Administrative Agent shall have received a written search report listing all effective financing statements that name the Issuer, Goodyear or Dunlop as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to paragraph (h) below and in any other jurisdictions that the Administrative Agent determines are necessary or appropriate, together with copies of such financing statements (none of which, except for those described in paragraph (h) below shall cover any portion of the Collateral), and tax and judgment lien searches showing no such liens that are not permitted by the Transaction Documents.

         (g) UCC CERTIFICATE. The Administrative Agent shall have received from each of the Issuer, Goodyear and Dunlop a certificate, substantially in the form of EXHIBIT E completed in a manner satisfactory to the Administrative Agent, duly executed by an Authorized Officer of each of the Issuer, Goodyear and Dunlop and dated the Series 2001-1 Closing Date.

         (h) FILINGS, REGISTRATIONS AND RECORDINGS. Any documents (including, without limitation, financing statements) required to be filed in order (i) to create, in favor of the Indenture Trustee, a perfected security interest in the Collateral with respect to which a security interest may be perfected by a filing under the UCC or other comparable statute, (ii) to create in favor of the Issuer a perfected ownership/security interest in the Receivables and the Related Property with respect thereto and the Seller's rights under the Dunlop Receivables Purchase Agreement under the Receivables Purchase Agreement with respect to which an ownership/security interest may be perfected by filing under the UCC or other comparable statute and (iii) to create in favor of the Seller a perfected ownership/security interest in the Dunlop Receivables and the Related Property with respect thereto under the Dunlop Receivables Purchase Agreement with respect to which a ownership/security interest may be perfected by filing under the UCC or other comparable statute, shall, in each case, have been properly prepared and executed for immediate filing in each office in each jurisdiction listed in the UCC Certificate referred to in paragraph (g) above, and such filings are the only filings required in order to perfect the security interest of the Indenture Trustee in the Collateral, the transfer of the Receivables and the Related Property with respect thereto to the Issuer pursuant to the Receivables Purchase Agreement and the transfer of the Dunlop Receivables and the Related Property with respect thereto to the Seller pursuant to the Dunlop Receivables Purchase Agreement, as the case may be. The Administrative Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and reasonably satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

         (i) TERMINATION STATEMENTS. The Administrative Agent shall have received executed copies of proper termination statements (Form UCC-3), if any, necessary to release all security interests and other rights of any Person in the Receivables and the Related Property previously granted by Goodyear or Dunlop.

         (j) LOCK-BOX AGREEMENTS. The Administrative Agent shall have received executed copies of the Lock-Box Agreements relating to each of the Lock-Box Banks and the Lock-Box Accounts.

         (k) LEGAL OPINIONS. The Administrative Agent shall have received, with a counterpart addressed to each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Bank with respect to such CP Conduit Purchaser and the Indenture Trustee, opinions of counsel to the Issuer, Goodyear and Dunlop, dated the Series 2001-1 Closing Date addressing due organization of the Issuer, Goodyear and Dunlop, the due authorization, execution and delivery of the Transaction Documents, the enforceability of the Transaction Documents, the "true sale" of the Dunlop Receivables and the Related Property with respect thereto by Dunlop to the Seller, the "true sale" of the Receivables and the Related Property with respect thereto by the Seller to the Issuer, the "non-substantive consolidation" of the Issuer with Goodyear or any Affiliate of Goodyear, the creation, perfection and priority of security interests in the Collateral, the creation, perfection and priority of the ownership/security interests in the Seller's interests in the Receivables and the Related Property with respect thereto under the Receivables Purchase Agreement, creation, perfection and priority of the ownership/security interests in Dunlop's interests in the Dunlop Receivables and the Related Property with respect thereto under the Dunlop Receivables Purchase Agreement and other matters, in each case, in form and substance reasonably acceptable to the addressees thereof and their counsel.

         (l) INDENTURE TRUSTEE'S COUNSEL OPINION. The Administrative Agent shall have received an opinion of counsel to the Indenture Trustee , with a counterpart addressed to each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Bank with respect to such CP Conduit Purchaser, as to the due authorization, execution and delivery by the Indenture Trustee of the Base Indenture and this Indenture Supplement and the due authentication and delivery by the Indenture Trustee of the Series 2001-1 Investor Notes.

         (m) FEES AND EXPENSES. Each Funding Agent with respect to a CP Conduit Purchaser shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to such CP Conduit Purchaser or the APA Bank with respect to such CP Conduit Purchaser on or before the Effective Date.

         (n) ESTABLISHMENT OF ACCOUNTS. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Collection Account (including the Series 2001-1 Subaccounts) shall have been established in accordance with the terms and provisions of the Indenture.

         (o) MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred with respect to the business, operations, property or condition (financial or otherwise) of Goodyear and its Subsidiaries taken as a whole since December 31, 2000.

         (p) NO POTENTIAL TERMINATION EVENT OR TERMINATION EVENT. The Administrative Agent shall have received a certificate of an Authorized Officer of the Collection Agent dated the Effective Date to the effect that no Potential Termination Event or Termination Event has occurred and is continuing.

         (q) RATINGS CONFIRMATIONS. The Funding Agent with respect to each CP Conduit Purchaser shall have received written confirmation, to the extent required, from each of S&P and Moody's that the execution, delivery and performance by such CP Conduit Purchaser of its obligations hereunder will not result in a downgrade or withdrawal of such rating agency's current rating on the Commercial Paper issued by or on behalf of such CP Conduit Purchaser.

         (r) CONSENT TO SERVICE OF PROCESS. The Administrative Agent shall have received an instrument confirming acceptance of the appointment by the Issuer of CT Corporation located at 111 Eighth Avenue, New York, New York 10011 as the authorized agent upon whom process may be served in any action arising out of or based upon this Indenture Supplement or any other Transaction Document to which the Issuer is a party that may be instituted in the United States District Court for the Southern District of New York.

         (s) PROCEEDINGS. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by the Transaction Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel.

         (t) SPARC MEMBERSHIP. The Issuer shall have executed and delivered to Canadian Imperial Bank of Commerce, as Funding Agent, a membership agreement for, and become a member of, Special Purpose Accounts Receivables Cooperative Corporation.

                                   ARTICLE 10

                            THE ADMINISTRATIVE AGENT
                            ------------------------

         SECTION 10.1. APPOINTMENT. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents hereby irrevocably designates and appoints the Administrative Agent as the agent of such Person under this Indenture Supplement and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Indenture Supplement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Indenture Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Indenture Supplement, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any CP Conduit Purchaser, any APA Bank or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Indenture Supplement or otherwise exist against the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as the agent of the CP Conduit Purchasers, the APA Banks and the Funding Agents, and the Administrative Agent does not assume, nor shall be deemed to have assumed, any obligation or relationship of trust or agency with or for any such Person.

         SECTION 10.2. DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Indenture Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (who may be counsel for the Issuer or the Collection Agent), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 10.3. EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture or this Indenture Supplement (x) with the consent or at the request of the Purchasers or (y) in the absence of its own gross negligence or willful misconduct or (ii) responsible in any manner to any of the CP Conduit Purchasers, the APA Banks or the Funding Agents for any recitals, statements, representations or warranties made by the Issuer, the Collection Agent or any officer thereof contained in this Indenture Supplement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Indenture Supplement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Indenture Supplement, any other Transaction Document or the Receivables or for any failure of any of the Issuer, the Collection Agent, the Seller or Dunlop to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any CP Conduit Purchaser, any APA

Bank or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Indenture Supplement, any other Transaction Document or the Receivables or to inspect the properties, books or records of the Issuer, the Collection Agent, the Seller or Dunlop.

         SECTION 10.4. RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer or the Collection Agent), independent accountants and other experts selected by the Administrative Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Administrative Agent may deem and treat the registered holder of any Series 2001-1 Investor Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Indenture Supplement or any other Transaction Document unless it shall first receive such advice or concurrence of the Funding Agents, on behalf of the Purchasers, as it deems appropriate or it shall first be indemnified to its satisfaction by the Funding Agents against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Indenture Supplement and the other Transaction Documents in accordance with a request of the Series 2001-1 Required Investor Noteholders (unless, in the case of any action relating to the giving of consent hereunder, the giving of such consent requires the consent of all Series 2001-1 Investor Noteholders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the CP Conduit Purchasers, the APA Banks and the Funding Agents.

         SECTION 10.5. NOTICE OF COLLECTION AGENT TERMINATION EVENT OR TERMINATION EVENT OR POTENTIAL TERMINATION EVENT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Termination Event or Potential Termination Event, any Event of Default or Default, any Purchase Termination Event, any Potential Purchase Termination Event, any Collection Agent Termination Event or any Potential Collection Agent Termination Event unless the Administrative Agent has received notice from a CP Conduit Purchaser, an APA Bank, a Funding Agent, the Issuer, the Collection Agent, the Seller or Dunlop referring to this Indenture Supplement, describing such Termination Event or Potential Termination Event, Event of Default or Default, Purchase Termination Event or Potential Purchase Termination Event or Collection Agent Termination Event or Potential Collection Agent Termination Event and stating that such notice is a "notice of a Termination Event or Potential Termination Event," "notice of an Event of Default or Default," "notice of a Purchase Termination Event or Potential Purchase Termination Event" or "notice of a Collection Agent Termination Event or Potential Collection Agent Termination Event", as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Funding Agents, the Indenture Trustee, the Issuer and the Collection Agent. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Series 2001-1 Required Investor Noteholders, PROVIDED that unless and until the

Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchasers.

         SECTION 10.6. NON-RELIANCE ON THE ADMINISTRATIVE AGENT AND OTHER PURCHASERS. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by the Administrative Agent to any such Person. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, APA Bank or Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Collection Agent, the Seller and Dunlop and made its own decision to enter into this Indenture Supplement. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents also represents that it will, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, APA Bank or Funding Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Indenture Supplement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Collection Agent, the Seller and Dunlop. Except for notices, reports and other documents expressly required to be furnished to the Funding Agents by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any CP Conduit Purchaser, any APA Bank or any Funding Agent with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Issuer, the Collection Agent, the Seller or Dunlop which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 10.7. INDEMNIFICATION. Each of the APA Banks and the Funding Agents agrees to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Issuer and the Collection Agent and without limiting the obligation of the Issuer and the Collection Agent to do so), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Indenture Supplement, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; PROVIDED that no APA Bank or Funding Agent shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

         SECTION 10.8. THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Issuer, the Collection Agent or any of their Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to any Series 2001-1 Investor Note held by the Administrative Agent, the Administrative Agent shall have the same rights and powers under this Indenture Supplement and the other Transaction Documents as any Purchaser and may exercise the same as though it were not the Administrative Agent, and the terms "APA Bank," and "Purchaser" shall include the Administrative Agent in its individual capacity.

         SECTION 10.9. RESIGNATION OF ADMINISTRATIVE AGENT; SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent at any time by giving 30 days' notice to the Funding Agents, the Indenture Trustee, the Issuer and the Collection Agent. The Administrative Agent may be removed at any time by a resolution of the Series 2001-1 Required Investor Noteholders, removing the Administrative Agent and appointing from among the Funding Agents a successor administrative agent, which successor administrative agent shall be approved by the Issuer and the Collection Agent (which approval shall not be unreasonably withheld), delivered to the Administrative Agent, the Indenture Trustee and the Collection Agent. If Chase shall resign as Administrative Agent under this Indenture Supplement, then the Series 2001-1 Required Investor Noteholders shall promptly appoint a successor administrative agent from among the Funding Agents, which successor administrative agent shall be approved by the Issuer and the Collection Agent (which approval shall not be unreasonably withheld). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Funding Agents, the Issuer and the Collection Agent, a successor agent from among the Funding Agents. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Collection Agent shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Series 2001-1 Required Investor Noteholders appoint a successor agent as provided for above. Effective upon the appointment of a successor administrative agent, such successor administrative agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor administrative agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Indenture Supplement. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Indenture Supplement.

                                   ARTICLE 11

                                  MISCELLANEOUS
                                  -------------

         SECTION 11.1. RATIFICATION OF INDENTURE. As Indenture Supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so Indenture Supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

         SECTION 11.2. GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.3. FURTHER ASSURANCES. Each of the Issuer, the Collection Agent and the Indenture Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Administrative Agent more fully to effect the purposes of this Indenture Supplement and the sale of the Series 2001-1 Investor Notes hereunder, including, without limitation, in the case of the Issuer and the Collection Agent, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Collateral for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction.

         SECTION 11.4. PAYMENTS. Each payment to be made hereunder shall be made on the required payment date in lawful money of the United States and in immediately available funds, if to a Purchaser, at the office of the Funding Agent with respect to such Purchaser set forth in SECTION 11.9.

         SECTION 11.5. COSTS AND EXPENSES. The Collection Agent agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent) and of each Purchaser (including in connection with the preparation, execution and delivery of this Indenture Supplement the reasonable fees and disbursements of one counsel for all such Purchasers) in connection with (i) the preparation, execution, delivery and administration (including periodic auditing and any requested amendments, waivers or consents) of this Indenture Supplement, the Indenture and the other Transaction Documents and amendments or waivers of any such documents and (ii) the enforcement by the Administrative Agent or any Funding Agent of the obligations and liabilities of the Issuer, the Collection Agent, the Seller and Dunlop under the Indenture, this Indenture Supplement, the other Transaction Documents or any related document and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other Transaction Documents.

         SECTION 11.6. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Indenture Trustee, the Administrative Agent, any Funding Agent, any CP Conduit Purchaser or any APA Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         SECTION 11.7. AMENDMENTS. (a) This Indenture Supplement may be amended in writing from time to time by the Collection Agent, the Issuer and the Indenture Trustee, with the consent of the Series 2001-1 Required Investor Noteholders; provided that, notwithstanding the foregoing, without the consent of each CP Conduit Purchaser and each APA Bank, no such amendment shall:

                  (i) reduce the percentage of Series 2001-1 Investor Noteholders whose consent is required to take any particular action hereunder;

                  (ii) (A) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Series 2001-1 Investor Note (or reduce the principal amount of or rate of interest on any Series 2001-1 Investor Note); (B) extend the due date for, or reduce the amount of ,any fees or other amounts payable hereunder; (C) change the calculation of any Increased Costs or other amounts payable by the Issuer to the CP Conduit Purchasers or APA Banks hereunder; (D) modify SECTION 5A.4; (E) approve the assignment or transfer by the Issuer of any of its rights or obligations hereunder or under any other Transaction Document to which it is a party except pursuant to the express terms hereof or thereof; (F) release any obligor under any Transaction Document to which it is a party except pursuant to the express terms of such Transaction Document; (G) amend or otherwise modify any Termination Event or any defined term referred to therein; (H) amend or otherwise modify the Series 2001-1 Required Receivables Balance, the Series 2001-1 Required Reserves or any defined term referred to therein or (I) permit the creation of any lien ranking prior to or on a parity with the Indenture Trustee's lien on the Collateral, release such lien except pursuant to the express terms hereof or deprive any Series 2001-1 Investor Noteholder of the security afforded by such lien;

                  (iii) modify SECTION 11.7(a); and

                  (iv) modify the allocations and priorities of payments set forth in Article 3 of this Indenture Supplement.

         (b) Any amendment hereof can be effected without the Administrative Agent's being party thereto; PROVIDED, HOWEVER, that no such amendment, modification or waiver of this Indenture Supplement that affects rights or duties of the Administrative Agent shall be effective unless the Administrative Agent shall have given its prior written consent thereto.

         (c) Promptly after the execution of any amendment of this Indenture Supplement or any other Transaction Document, the Collection Agent shall mail to each of the Funding Agents and each Rating Agency a copy thereof.

         SECTION 11.8. SEVERABILITY. If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

         SECTION 11.9. NOTICES. All notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of the Issuer, the Collection Agent and the Indenture Trustee, in the manner set forth in SECTION 13.4 of the Base Indenture and (ii) in the case of the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents, in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, in the case of facsimile notice, when received, or in the case of overnight air courier, one Business Day after the date such notice is delivered to such overnight courier, addressed as follows in the case of the Administrative Agent and to the addresses therefor set forth in Schedule I, in the case of the CP Conduit Purchasers, the APA Banks and the Funding Agents; or to such other address as may be hereafter notified by the respective parties hereto:

                  Administrative
                  Agent:                    The Chase Manhattan Bank
                                            450 West 33rd Street
                                            New York, New York  10001
                                            Attention:
                                            Fax:  212-946-7776

         SECTION 11.10. SUCCESSORS AND ASSIGNS. (a) This Indenture Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Issuer may not assign or transfer any of its rights under this Indenture Supplement without the prior written consent of all of the Series 2001-1 Investor Noteholders, no CP Conduit Purchaser may assign or transfer any of its rights under this Indenture Supplement other than in accordance with the Asset Purchase Agreement with respect to such CP Conduit Purchaser or otherwise to the APA Banks with respect to such CP Conduit Purchaser or a Program Support Provider with respect to such CP Conduit Purchaser or pursuant to clause (b) or (e) below of this SECTION
11.10 and no APA Bank may assign or transfer any of its rights or obligations under this Indenture Supplement except to a Program Support Provider or pursuant to clause (c), (d) or (e) below of this SECTION 11.10.

         (b) Without limiting the foregoing, each CP Conduit Purchaser may, from time to time with prior or concurrent notice to the Issuer and the Administrative Agent assign the Purchaser Invested Amount with respect to such CP Conduit Purchaser and its rights and obligations under this Indenture Supplement and any other Transaction Documents to which it is a party to a Conduit Assignee with respect to such CP Conduit Purchaser. Upon such assignment by a CP Conduit Purchaser to a Conduit Assignee, (A) such Conduit Assignee shall be the owner of the Purchaser Invested Amount with respect to such CP Conduit Purchaser, (B) the related administrative or managing agent for such Conduit Assignee will act as the administrative agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other

Transaction Documents, (C) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to such CP Conduit Purchaser herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (D) such Conduit Assignee shall assume all of such CP Conduit Purchaser's obligations, if any, hereunder or under any other Transaction Document and such CP Conduit Purchaser shall be released from all such obligations, (E) all distributions in respect of the Purchaser Invested Amount with respect to such CP Conduit Purchaser shall be made to the applicable agent or administrative agent, as applicable, on behalf of such Conduit Assignee, (F) the definitions of the terms "Monthly Funding Costs" and "Discount" shall be determined in the manner set forth in the definition of "Monthly Funding Costs" and "Discount" applicable to such CP Conduit Purchaser on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than such CP Conduit Purchaser), (G) the defined terms and other terms and provisions of this Indenture Supplement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (H) if requested by the Administrative Agent or the agent or administrative agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Administrative Agent or such agent or administrative agent may reasonably request to evidence and give effect to the foregoing. No assignment by any CP Conduit Purchaser to a Conduit Assignee of the Purchaser Invested Amount with respect to such CP Conduit Purchaser shall in any way diminish the obligations of the APA Bank with respect to such CP Conduit Purchaser under
SECTION 2.3 to fund any Increase. Notwithstanding any contrary provision in this Indenture Supplement, a Conduit Assignee shall not be entitled to receive with respect to the rights and obligations under this Indenture Supplement assigned to it pursuant to this Section 11.10(b) any greater Increased Costs than the assignor CP Conduit Purchaser would have been entitled to receive with respect to those rights and obligations unless such assignment shall have been made with the prior written consent of the Issuer.

         (c) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Indenture Supplement and the Series 2001-1 Investor Notes, with the prior written consent of the Administrative Agent, the Issuer and the Collection Agent (in each case, which consent shall not be unreasonably withheld), to one or more banks (an "ACQUIRING APA BANK") pursuant to a transfer supplement, substantially in the form of EXHIBIT F (the "TRANSFER SUPPLEMENT"), executed by such Acquiring APA Bank, such assigning APA Bank, the Funding Agent with respect to such APA Bank, the Administrative Agent, the Issuer and the Collection Agent and delivered to the Administrative Agent. Notwithstanding the foregoing, no APA Bank shall so sell its rights hereunder if such Acquiring APA Bank is not an Eligible Assignee.

         (d) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("PARTICIPANTS") participations in its APA Bank Percentage of the Commitment Amount with respect to it and the other APA Banks included in the related Purchaser, its Series 2001-1 Investor Note and its rights hereunder pursuant to documentation in form and substance satisfactory to such APA Bank and the Participant; PROVIDED, HOWEVER, that (i) in the event of any such sale by an APA Bank to a Participant, (A) such APA Bank's obligations under this Indenture Supplement shall remain unchanged, (B) such APA Bank shall remain solely responsible for the performance thereof and (C) the Issuer and the Administrative Agent shall continue to deal solely and directly with such APA Bank in connection with its rights and obligations under this Indenture Supplement and (ii) no APA Bank shall sell any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Indenture Supplement or any Transaction Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all APA Banks hereunder. A Participant shall have the right to receive Increased Costs but only to the extent that the related selling APA Bank would have had such right absent the sale of the related participation.

         (e) Any CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser may at any time sell all or any part of their respective rights and obligations under this Indenture Supplement and the Series 2001-1 Investor Notes, with the prior written consent of the Administrative Agent, the Issuer and the Collection Agent (in each case, which consent shall not be unreasonably withheld), to a multi-seller commercial paper conduit and one or more banks providing support to such multi-seller commercial paper conduit (an "ACQUIRING PURCHASER") pursuant to a transfer supplement, substantially in the form of EXHIBIT G(the "PURCHASER SUPPLEMENT"), executed by such Acquiring Purchaser, the Funding Agent with respect to such Acquiring Purchaser (including the CP Conduit Purchaser and the APA Banks with respect to such Purchaser), such assigning CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser, the Funding Agent with respect to such assigning CP Conduit Purchaser and APA Banks, the Administrative Agent, the Issuer and the Collection Agent and delivered to the Administrative Agent.

         (f) The Issuer authorizes each APA Bank to disclose to any Participant or Acquiring APA Bank (each, a "TRANSFEREE") and any prospective Transferee any and all financial information in such APA Bank's possession concerning the Issuer, the Collateral, the Collection Agent and the Transaction Documents which has been delivered to such APA Bank by the Issuer or the Collection Agent in connection with such APA Bank's credit evaluation of the Issuer, the Collateral and the Collection Agent.

         SECTION 11.11. SECURITIES LAWS. Each Purchaser hereby represents and warrants to the Issuer and the Collection Agent that it is an "accredited investor" as such term is defined in paragraphs (1), (2), (3) and (7) of Rule 501(a) of Regulation D under the Securities Act and has sufficient assets to bear the economic risk of, and sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of, its investment in a Series 2001-1 Investor Note. Each Purchaser agrees that its Series 2001-1 Investor Note will be acquired for investment only and not with a view to any public distribution thereof, and that such Purchaser will not offer to sell or otherwise dispose of its Series 2001-1 Investor Note (or any interest therein) in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each Purchaser acknowledges that it has no right to require the Issuer to register its Series 2001-1 Investor Note under the Securities Act or any other securities law. Each Purchaser hereby confirms and agrees that in connection with any transfer by it of an interest in the Series 2001-1 Investor Note, such Purchaser has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         SECTION 11.12. ADJUSTMENTS; SET-OFF. (a) If any Purchaser (a "BENEFITTED PURCHASER") shall at any time receive in respect of its Purchaser Invested Amount any distribution of principal, interest, Unused Fees or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such distribution received by any other Purchaser, if any, in respect of such other Purchaser's Purchaser Invested Amount, or interest thereon, such Benefitted Purchaser shall purchase for cash from the other Purchaser such portion of such other Purchaser's interest in the Series 2001-1 Investor Notes, or shall provide such other Purchaser with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with the other Purchaser; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Purchaser, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Issuer agrees that any Purchaser so purchasing a portion of another Purchaser's Purchaser Invested Amount may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Purchaser were the direct holder of such portion.

         (b) In addition to any rights and remedies of the Purchasers provided by law, each Purchaser shall have the right, without prior notice to the Issuer, any such notice being expressly waived by the Issuer to the extent permitted by applicable law, upon any amount becoming due and payable by the Issuer hereunder or under the Series 2001-1 Investor Notes to set-off and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser to or for the credit or the account of the Issuer. Each Purchaser agrees promptly to notify the Issuer and the Administrative Agent after any such set-off and application made by such Purchaser; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 11.13. COUNTERPARTS. This Indenture Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

         SECTION 11.14. NO BANKRUPTCY PETITION. (a) Each of the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Amortization Period and (ii) the last day of the amortization period of any other Series of Outstanding Investor Notes , it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

                  (b) The Issuer, the Collection Agent, the Indenture Trustee, the Administrative Agent, each Funding Agent and each APA Bank hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper issued by, or for the benefit of, a CP Conduit Purchaser, it will not institute against, or join any other Person in instituting against, such CP Conduit Purchaser (or the Person issuing Commercial Paper for the benefit of such CP Conduit Purchaser) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

         This covenant shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

         SECTION 11.15. TERMINATION OF THIS INDENTURE SUPPLEMENT. This Indenture Supplement shall terminate upon the termination of the Amortization Period.

         SECTION 11.16. LIMITED RECOURSE. (a) Notwithstanding anything to the contrary contained herein, any obligations of each CP Conduit Purchaser hereunder to any party hereto are solely the corporate obligations of such CP Conduit Purchaser and shall be payable at such time as funds are received by or are available to such CP Conduit Purchaser in excess of funds necessary to pay in full all of its outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such CP Conduit Purchaser but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party against a CP Conduit Purchaser shall be subordinated to the payment in full of all of its Commercial Paper.

         (b) No recourse under any obligation, covenant or agreement of any CP Conduit Purchaser contained herein shall be had against any incorporator, stockholder, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of their Affiliates by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Indenture Supplement is solely a corporate obligation of such CP Conduit Purchaser individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such CP Conduit Purchaser contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such CP Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Indenture Supplement; PROVIDED that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 11.18 shall survive termination of this Indenture Supplement.

         SECTION 11.17. WAIVER OF SETOFF. Notwithstanding any other provision of this Indenture Supplement or any other agreement to the contrary, all payments to the Purchasers hereunder shall be made without set-off or counterclaim.

         SECTION 11.18. CONFLICT OF INSTRUCTIONS. In the event the Issuer and the Collection Agent shall have delivered conflicting instructions to the Indenture Trustee or the Administrative Agent to take or refrain from taking action hereunder, the Indenture Trustee or the Administrative Agent, as the case may be, shall follow the instructions of the Issuer.

         SECTION 11.19. CHASE CONFLICT WAIVER. Chase acts as Indenture Trustee, the Funding Agent with respect to Park Avenue Receivables Corporation ("PARCO") and as administrative agent for PARCO, as issuing and paying agent for PARCO's Commercial Paper, as provider of other backup facilities for PARCO, and may provide other services or facilities from time to time (the "CHASE ROLES"). Each of the parties hereto hereby acknowledges and consents to any and all Chase Roles, waives any objections it may have to any actual or potential conflict of interest caused by Chase's acting as the Indenture Trustee, the Funding Agent with respect to PARCO or as the APA Bank with respect to PARCO and acting as or maintaining any of the Chase Roles, and agrees that in connection with any Chase Role, Chase may take, or refrain from taking, any action which it in its discretion deems appropriate.

         SECTION 11.20. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

         (a) Each of the parties hereto irrevocably and unconditionally submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in the City of New York for purposes of all legal proceedings arising out of or relating to this Indenture Supplement, the Transaction Documents or the transactions contemplated hereby or thereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties hereto agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, in the case of the Issuer, to the Issuer's agent for service of process identified pursuant to SECTION 9.1(r) and, in the case of Goodyear, to Goodyear at its address set forth in the Receivables Purchase Agreement and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law. In addition, nothing in this Section 11.20 shall affect the right of any party hereto to bring any action or proceeding against any other party hereto or its respective property in the courts of other jurisdictions.

         (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS INDENTURE SUPPLEMENT OR ANY OTHER OF THE TRANSACTION DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the Issuer, the Collection Agent, the Administrative Agent, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                WINGFOOT A/R LLC


                                By: /s/ Stephanie W. Bergeron
                                   ---------------------------------------------
                                   Name: Stephanie W. Bergeron
                                   Title: Vice President and Treasurer

                                THE GOODYEAR TIRE & RUBBER COMPANY
                                AS COLLECTION AGENT


                                By: /s/ Stephanie W. Bergeron
                                   ---------------------------------------------
                                   Name: Stephanie W. Bergeron
                                   Title: Vice President and Treasurer

                                THE CHASE MANHATTAN BANK,
                                as Administrative Agent


                                By: /s/ Lara Graff
                                   ---------------------------------------------
                                   Name: Lara Graff
                                   Title: Vice President

                                THE CHASE MANHATTAN BANK,
                                as Indenture Trustee


                                By: /s/ Kristen Driscoll
                                   ---------------------------------------------
                                   Name: Kristen Driscoll
                                   Title: Assistant Vice President

                                PARK AVENUE RECEIVABLES
                                CORPORATION, as a CP Conduit Purchaser


                                By: /s/ Andrew L. Stidd
                                   ---------------------------------------------
                                   Name: Andrew L. Stidd
                                   Title: President

                                THE CHASE MANHATTAN BANK, as an APA Bank


                                By: /s/ Bradley S. Schwartz
                                   ---------------------------------------------
                                   Name: Bradley S. Schwartz
                                   Title: Managing Director

                                THE CHASE MANHATTAN BANK,
                                as a Funding Agent


                                By: /s/ Lara Graff
                                   ---------------------------------------------
                                   Name: Lara Graff
                                   Title: Vice President

                                SPECIAL PURPOSE ACCOUNTS RECEIVABLES COOPERATIVE CORPORATION, as a CP Conduit Purchaser


                                By: /s/ John Gevlin
                                   ---------------------------------------------
                                   Name: John Gevlin
                                   Title: Vice President

                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                as an APA Bank


                                By: /s/ Henry Sandlass
                                   ---------------------------------------------
                                   Name: Henry Sandlass
                                   Title: Managing Director

                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                as a Funding Agent

                                By: /s/ Henry Sandlass
                                   ---------------------------------------------
                                   Name: Henry Sandlass
                                   Title: Managing Director